NUVEEN Exchange-Traded Funds

OCTOBER 31, 1999

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.


NPI
Premium Income

NPM
Premium Income 2

NPT
Premium Income 4

Photo of: Man fishing.

Highlights
As of October 31, 1999

    Contents
  1 Dear Shareholder
  3 Portfolio Manager Roundtable
  7 NPI's Performance Overview
  8 NPM's Performance Overview
  9 NPT's Performance Overview
 10 Shareholder Meeting Report
 13 Report of Independent Auditors
 14 Portfolio of Investments
 40 Statement of Net Assets
 41 Statement of Operations
 42 Statement of Changes in Net Assets
 43 Notes to Financial Statements
 49 Financial Highlights
 52 Build Your Wealth Automatically
 53 Fund Information


Credit Quality                     Performance Highlights


Nuveen Premium Income Municipal Fund, Inc. (NPI)

                                   o Taxable-equivalent yield on share price
                                     of 10.09% *

                                   o Has provided a stable tax-free dividend
                                     for 15 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                62%
AA                                 20%
A                                  7%
BBB/NR                             11%


Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

                                   o Has provided steady or increasing dividends
                                     since inception

                                   o HHHH Four-star overall Morningstar
                                     RatingTM** (rated among 193 closed-end
                                     municipal bond funds)

Pie Chart:
AAA/U.S. Guaranteed                64%
AA                                 9%
A                                  18%
BBB/NR                             9%


Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

                                   o Taxable-equivalent yield on share price of
                                     9.48% *

                                   o Only 6% of its portfolio is callable prior
                                     to 2001

Pie Chart:
AAA/U.S. Guaranteed                48%
AA                                 17%
A                                  16%
BBB/NR                             19%



* For investors in the 31% federal income tax bracket. See your fund's performance overview in this report for more information.

** Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NPM received 4 stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 193 closed-end municipal bond funds for the three-year period, 193 funds for the five-year period, and 32 funds for the 10-year period.

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past year, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.

In addition, I would like to welcome the shareholders of the former Nuveen Washington Premium Income Municipal Fund (NPW), which was merged into the Nuveen Premium Income Municipal Fund 4, Inc. (NPT). In August 1999, the shareholders of both funds voted to approve this reorganization, and the merger took place on September 9, 1999. As expected, the shareholders of the combined fund are now benefiting from several advantages resulting from the merger: reduced management fees per share, lower administrative expenses, and increased efficiency and flexibility in portfolio management. Over time, the lowered expense ratio can contribute to increased earnings for common shareholders. In addition, a larger asset base, such as that of NPT following the merger, typically leads to higher daily trading volume, which in turn can help increase the liquidity of the trading market for NPT's common shares.


A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. With investors watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.50%, thereby erasing the three rate cuts enacted by the Fed a year earlier. At its November meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase. With Y2K on the horizon, followed by the politics of an election year, investors had some hope that the Fed would put any additional rate hikes on hold. However, the Fed's indication that it would renew its close attention to the rate of economic growth left the door open for another tightening.

MUNICIPAL BOND PERFORMANCE
Over the past fiscal year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of October 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 100.3%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields slightly higher than those of long Treasury bonds
- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we have seen the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. To date, municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, enhanced the attractiveness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have excellent access to the bond offerings that have the potential to add value for our shareholders.


A BALANCED PORTFOLIO:
ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors in the market-place today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.


NUVEEN FUNDS:
AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can help diversify your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and provide exposure to the different types of investments that may enhance your potential for success. Your adviser can also set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.


THE NEW MILLENNIUM
Since this is my last opportunity to talk with you before we enter the new millennium, I wanted to take a moment to discuss the status of Nuveen's preparations for that event. We believe that Nuveen is fully prepared for the upcoming transition, from an operational as well as an investment perspective. During 1999, Nuveen tested all critical operating systems, and we anticipate no problems with year-end processing. As we evaluated potential investments over the year, Nuveen carefully reviewed the progress of each issuer toward Y2K compliance. Last summer, we requested information from the issuers of all bonds in the funds' portfolios, with special attention to the largest and more volatile holdings. In the following months, we continued to monitor issuers' progress in this area, assisted by securities industry oversight organizations, including the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, as well as rating agencies and insurance companies. Based on our review, we believe that the majority of issuers are Y2K-compliant. The diligence of the financial industry as a whole in dealing with this transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

December 15, 1999


Sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable
Portfolio managers Tom Futrell, Steve Peterson, and Ted Neild discuss the municipal market environment, fund performance, and key investment strategies for the Nuveen Premium Income exchange-traded funds. Tom assumed portfolio management duties for NPI in 1988, while Steve has served as portfolio manager of NPM since 1994. Ted has managed NPT since its inception in 1993.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MUNICIPAL MARKET DURING THE PAST 12 MONTHS ENDED OCTOBER 31, 1999?

Over the past year, the U.S. economy continued to forge ahead with few signs of slowing. Among the statistics showing surprising strength in recent months was gross domestic product (GDP) growth, which rose 5.5% in the third quarter, well ahead of projections. The growth in GDP was fueled by rising inventories, an improved trade balance, and strong consumer spending, which continues to serve as the main engine powering U.S. economic expansion. Commodity prices, particularly oil and gold, and raw material prices also continued to rise. For the most part, however, these increases did not translate into higher consumer prices. Through the end of October 1999, the Consumer Price Index showed inflation maintaining its low profile, with an annualized increase of 2.8%. Labor markets remained among the tightest in 30 years, as the national unemployment average dropped to 4.1% in October 1999, down from 4.5% in October 1998. Also in October, U.S. personal income surged 1.3%, its biggest jump in more than five years.

Concerned about the potential for an overheated economy, the Federal Reserve raised short-term interest rates twice during the fiscal year covered by this report. A third increase, announced on November 16, occurred after the reporting period for the Funds. According to the Fed's theory, the impact of the two rate increases on the stock market during the period covered by this report should have caused consumer confidence to fall and consumer spending to slow, thereby pre-empting any reemergence of inflation. Despite the evidence of the Fed's continued vigilance on the inflation front, the cumulative effect of 1999's economic events has been negative for the fixed-income markets, including municipal bonds.


HOW DID THESE EVENTS IMPACT SUPPLY AND DEMAND IN THE MUNICIPAL MARKET?
For the first 10 months of 1999, municipal supply across the nation fell just over 20% from the levels recorded during the same period in 1998. Some of this decline can be attributed to the rise in interest rates, which deterred municipalities from issuing long-term debt at higher interest costs. In addition, the refunding activity involving older debt typically declines in a rising interest rate environment. Among the states, California and New York remained the most active issuers in the nation. Although we expect to see adequate municipal supply for the remainder of the year, Y2K concerns are expected to affect the new issuance calendar to some extent. To avoid any potential problems as 1999 turns to 2000, some municipal bond issuers have accelerated this year's issuance, while others have decided to delay issues until next year. Issuance should gradually return to a more normal level following January, with issuance in 2000 expected to be on par with that of 1999.

Over recent months, institutional demand for municipal paper has been weakened by several events outside the municipal market that have limited the cashflow available for bond purchases. Insurance companies, which have historically been major buyers of municipal bonds, have been hit hard by claims from natural disasters and further hampered by price cutting on insurance premiums in the property casualty sector, which has hurt earnings. At the same time, fund redemptions have limited the demand from mutual fund companies, another major source of institutional demand. In addition, an accelerated corporate bond issuance calendar, timed to avoid any problems with Y2K, resulted in heavy corporate bond supply, which vied with municipal bonds for institutional investor attention.

On the other hand, demand from individual investors has been a bright spot for municipal bonds during most of 1999, as investors actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market. In 1998, individual investors held more than 30% of outstanding municipal debt, making them the largest owner class, and statistics indicate that municipal bond sales to retail investors in 1999 are on track to beat 1998's record levels.


HOW DID THE NUVEEN EXCHANGE-TRADED FUNDS PERFORM IN THIS ENVIRONMENT?
For the 12 months ended October 31, 1999, the Nuveen Premium Income funds produced total returns on net asset value (NAV) ranging from -8.59% to -3.66%, providing taxable-equivalent total returns1 between -6.07% and -0.96% for shareholders in the 31% federal income tax bracket, as shown in the accompanying table. The annual total returns for the Funds' benchmark, the Lehman Brothers Municipal Bond Index2, and for their Lipper Peer Group3 are also provided.


                                            Lehman    Lipper Peer
                                       Index Total          Group
             Total Return on NAV           Return2       Average3
        ---------------------------------------------------------
          1-Year Ended     Taxable-   1-Year Ended   1-Year Ended
              10/31/99  Equivalent1       10/31/99       10/31/99
        ---------------------------------------------------------
NPI             -8.59%       -6.07%         -1.78%         -6.48%
        ---------------------------------------------------------
NPM             -3.66%       -0.96%         -1.78%         -6.48%
        ---------------------------------------------------------
NPT             -5.03%       -2.49%         -1.78%         -6.48%
        ---------------------------------------------------------


The underperformance of the Funds' total returns on NAV relative to their Lehman benchmark can be attributed largely to their durations4. Duration measures a bond fund's price volatility, or reaction to interest rate movements (prices fall when rates rise and vice versa). The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, as they did over the last year, a longer duration can make the fund's NAV more vulnerable to price declines. As of October 31, 1999, the Funds' durations ranged from 9.78 to 14.86, compared with 7.52 for the Lehman index. Between November 1, 1998, and October 31, 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.28% to 6.18%. This meant that funds with longer durations, like the Funds in this report, were more likely to underperform the market, as represented by the Lehman Brothers Municipal Bond Index.

Over the past 12 months, the durations of the Nuveen Premium Income funds have lengthened considerably due to market action, trading activity, and bond calls that removed shorter bonds from each fund. Proceeds from the sold or called bonds were reinvested in issues with longer durations, which provided attractive yields and better call protection. Lengthening the Funds' durations should help position the Funds to regain net asset value as the bond market recovers.

In 1999, rising interest rates, inflation worries, and the uncertainty surrounding the timing of the Federal Reserve's moves created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempt to offset profits in the equity markets by selling fixed-income investments at a loss. All of these factors have negatively impacted the market demand for exchange-traded funds such as the Nuveen Premium Income funds. This resulted in declines in share price across the board. Since the prevailing interest rate environment in October 1999 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. As a result of these factors, NPM saw its premium (share price above NAV) move to a discount (share price below NAV), and the discounts on NPI and NPT widened over the past 12 months.


                                          Premium/               Total Return
              Market Yield               Discount6             on Share Price
    -------------------------------------------------------------------------
                  Taxable-                          1-Year Ended     Taxable-
     10/31/99  Equivalent1     10/31/98   10/31/99      10/31/99  Equivalent1
    -------------------------------------------------------------------------
NPI     6.96%       10.09%       -3.02%     -8.99%       -14.03%      -11.44%
    -------------------------------------------------------------------------
NPM     6.54%        9.48%        4.49%     -0.75%        -8.59%       -6.02%
    -------------------------------------------------------------------------
NPT     6.54%        9.48%       -1.58%     -5.56%        -8.77%       -6.19%
    -------------------------------------------------------------------------


HOW WERE THE FUNDS' DIVIDENDS AFFECTED?
During the past 12 months, good call protection helped support the dividends of the Nuveen Premium Income Funds and shield their income from erosion. In addition, strategic dividend management, including the prudent use of leverage, enabled us to increase the dividends of NPT in February 1999 and NPM in May 1999. As of October 31, 1999, NPM and NPT had provided share2unholders with steady or increasing dividends for 85 and 54 consecutive months, respectively, and NPI had produced 15 consecutive months of stable dividends. All of these funds continued to provide competitive market yields.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's cur-rent market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annual-ized total return and the 31% federal income tax rate.

2 The Premium Income funds are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index compris-ing a broad range of investment-grade municipal bonds. Results for the index do not reflect any initial or ongoing expenses.

3 The returns for the funds are compared with the average annualized return of the 46 funds in the Lipper General Leveraged Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvest-ment of dividends.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leverag-ing process for each fund and therefore differs from the dura-tion of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium or discount represents the percentage dif-ference between the fund's share price and its net asset value (NAV).

All of the Nuveen Premium Income funds issue Muni-Preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolios, which can generate additional income for the portfolio but which may increase volatility, including lengthening duration. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders. While leveraged funds carry higher risk than non-leveraged funds, they are compensated for this additional risk in the form of higher yields.

During the past year, the leverage ratios of all three funds fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for NPI and NPM in May and for NPT in June. Nuveen relever-aged the Funds both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE PAST 12 MONTHS? Over the past year, these Funds were managed with the goals of maintaining high levels of income in high-quality and diversified portfolios, supporting and strengthening the Funds' long-term dividend capabilities, and enhancing total return potential by discovering and exploiting undervalued sectors and securities. In addition, we focused on improving call protection and enhancing the Funds' tax efficiency by offsetting potential capital gains with capital losses.

Enhanced tax efficiency has been an increasing focus for us over the past six months, as the rising interest rate environment offered opportunities to benefit the Funds through active trading. The increased level of recent trading activity is reflected in the transaction volume figure for the Nuveen Exchange-Traded Funds for the third quarter of 1999, which was 10 times that of the same period in 1998. The strategy we are employing involves selling selected bonds that are trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering current market yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, protecting shareholders from additional taxes, but also in most cases - increased the net earnings of the Funds. If current market conditions persist, we will continue to focus on implementing this strategy.

Although new issue supply in the municipal market has declined from last year's levels, we were able to identify attractive bonds in several sectors that added to the Funds' diversification. Among these were utilities and transportation, especially the airline industry. We also continue to watch for opportunities in the more traditional issuer sectors, including water and sewer bonds and general obligation debt. In NPT, we increased our exposure to multifamily housing from 8% in October 1998 to 14% in October 1999. Multifamily housing is a complex sector that is often overlooked by the rest of the market. The resources of Nuveen research are critical to understanding the tax-credit and Section 8 offerings in this sector, enabling us to make informed purchase decisions. In addition to enhancing diversification, these bonds provide attractive income, with the potential of being an excellent example of the types of purchases we made to support the Funds' dividends.

During the past year, Nuveen has kept a close watch on the healthcare sector, a dynamic and volatile area of the market that has been beset with concerns about deregulation and profitability. This has created credit and rating pressures for certain healthcare organizations and caused some investors to avoid the sector entirely. Since one of Nuveen's strategies is to find value in sectors and bonds that have been overlooked by the rest of the market, the healthcare sector has been an area where Nuveen research and our prudent investment approach enable us to find and exploit opportunities that can add value for our shareholders. As credit spreads (or the difference between higher credit quality securities and those of lower credit quality) widened in recent months, rewarding investors with higher yields for assuming incremental risk, we selectively purchased attractive issues with good future total return prospects. In NPI, which was underweighted in this sector, we purchased some A rated healthcare issues that added incremental yield, while NPM added some BBB rated hospital bonds. The prospects of this sector should be further enhanced when Washington acts on proposals affecting federal reimbursements for Medicare, which should improve the creditworthiness of some healthcare organizations.

All three funds offer excellent credit quality, with the portion of the Funds' assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 65% to 82% at the end of October 1999. The Funds also had substantial allocations (9% to 19%) of BBB and non-rated bonds. Over the past year, NPT increased its exposure to this sector from 11% to 19%, primarily in multifamily housing bonds. These lower-rated bonds generally provided enhanced levels of yield, especially as credit spreads widened. Nuveen's research expertise, along with our presence in the municipal market, means that shareholders can be assured that the creditworthiness of all issuers is subjected to Nuveen's stringent review process before bonds are purchased for the Funds' portfolios.

In the area of bond calls, all three Funds currently provide excellent levels of call protection, with less than 11% of NPI and NPT and approximately 7% of NPM subject to calls through the end of 2001. This should provide additional protection and stability for the Funds' dividends over this period. To reduce the impact of any calls, we continuously work on strategies designed to enhance call protection. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases can also benefit the Funds by extending call protection. Given the current level of bond yields, we have been evaluating suitable replacements for older bonds, focusing on bonds that we believe are undervalued and have the potential to support the Funds' dividends and enhance portfolio structure. This should enable us to continue providing a competitive level of dividends for our shareholders.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUNDS?
In the months ahead, we plan to take advantage of the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend capabilities of the Funds. We will continue to watch for attractive opportunities in sectors that are under pressure, as the current market is presenting the perfect environment in which to execute this strategy. We will also continue to monitor the Funds' durations, which we will move to more market-neutral positions as the market allows if we can do so without impacting the portfolio's total return. While credits spreads remain wider, we will continue to monitor the BBB and non-rated sector, watching for additional opportunities to take advantage of higher yields, especially in NPM.

The ability to implement strategies with the potential to benefit the Funds demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and trying to capitalize on them to the benefit of shareholders.

Nuveen Premium Income Municipal Fund, Inc.
Performance Overview
As of October 31, 1999

NPI

Portfolio Statistics
Inception Date                                7/88
--------------------------------------------------
Share Price                                $12 1/4
--------------------------------------------------
Net Asset Value                             $13.46
--------------------------------------------------
Market Yield                                 6.96%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                       10.09%
--------------------------------------------------
Fund Net Assets ($000)                  $1,383,491
--------------------------------------------------
Average Effective Maturity (Years)           21.60
--------------------------------------------------
Leverage-Adjusted Duration                   14.86
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -14.03%        -8.59%
--------------------------------------------------
5-Year                         5.29%         5.67%
--------------------------------------------------
10-Year                        5.38%         6.45%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -11.44%        -6.07%
--------------------------------------------------
5-Year                         8.31%         8.56%
--------------------------------------------------
10-Year                        8.63%         9.68%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      21%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share3
11/98    0.071
12/98    0.071
1/99     0.071
2/99     0.071
3/99     0.071
4/99     0.071
5/99     0.071
6/99     0.071
7/99     0.071
8/99     0.071
9/99     0.071
10/99    0.071


Line Chart:
Share Price Performance
11/6/98  15.13
         15.25
         15.25
         15.31
         15.19
         15.13
         15.31
         15.25
         15.19
         15.25
         15.25
         15.38
         15.25
         15.31
         15.13
         15.06
         15.06
         14.94
         15.19
         15.1875
         15.13
         15.13
         15.19
         15.13
         14.63
         14.44
         14.63
         14.38
         14.38
         14.44
         14.31
         14.25
         14.31
         14.19
         14.13
         14.13
         14.06
         13.44
         13.31
         13.44
         13.19
         12.94
         12.75
         12.69
         12.75
         12.38
         12.13
10/31/99 12.25

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December 1998 of $0.0678 per share.

Nuveen Premium Income Municipal Fund 2, Inc.
Performance Overview
As of October 31, 1999

NPM

Portfolio Statistics

Inception Date                                7/92
--------------------------------------------------
Share Price                                $14 1/2
--------------------------------------------------
Net Asset Value                             $14.61
--------------------------------------------------
Market Yield                                 6.54%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                        9.48%
--------------------------------------------------
Fund Net Assets ($000)                    $947,481
--------------------------------------------------
Average Effective Maturity (Years)           15.17
--------------------------------------------------
Leverage-Adjusted Duration                    9.78
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -8.59%        -3.66%
--------------------------------------------------
5-Year                        12.01%         8.94%
--------------------------------------------------
Since Inception                6.11%         6.94%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -6.02%        -0.96%
--------------------------------------------------
5-Year                        15.07%        11.81%
--------------------------------------------------
Since Inception                9.05%         9.74%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Housing/Multifamily                             7%
--------------------------------------------------




Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share3
11/98    0.0775
12/98    0.0775
1/99     0.0775
2/99     0.0775
3/99     0.0775
4/99     0.0775
5/99     0.079
6/99     0.079
7/99     0.079
8/99     0.079
9/99     0.079
10/99    0.079


Line Chart:
Share Price Performance
11/6/98  16.81
         16.81
         16.75
         17
         16.81
         16.56
         16.63
         16.75
         16.63
         16.5
         16.31
         16.63
         16.69
         16.69
         16.56
         16.63
         16.44
         16.44
         16.31
         16.3125
         16
         16.13
         16
         16
         15.88
         15.69
         16.06
         16.06
         15.75
         15.75
         15.56
         16
         16.06
         15.81
         15.75
         15.63
         15.5
         15.06
         14.94
         15.13
         15.19
         14.5
         14.5
         14.81
         14.75
         13.88
         13.94
10/31/99 14.5
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December 1998 of $0.0448 per share.

Nuveen Premium Income Municipal Fund 4, Inc.
Performance Overview
As of October 31, 1999

NPT



Portfolio Statistics
Inception Date                                2/93
--------------------------------------------------
Share Price                                $12 3/4
--------------------------------------------------
Net Asset Value                             $13.50
--------------------------------------------------
Market Yield                                 6.54%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                        9.48%
--------------------------------------------------
Fund Net Assets ($000)                    $921,941
--------------------------------------------------
Average Effective Maturity (Years)           17.87
--------------------------------------------------
Leverage-Adjusted Duration                   11.41
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -8.77%        -5.03%
--------------------------------------------------
5-Year                        10.12%         8.37%
--------------------------------------------------
Since Inception                3.78%         5.29%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -6.19%        -2.49%
--------------------------------------------------
5-Year                        13.11%        11.10%
--------------------------------------------------
Since Inception                6.61%         7.95%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      18%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------


Bar Chart::
1998-1999 Monthly Tax-Free Dividends Per Share
11/98    0.068
12/98    0.068
1/99     0.068
2/99     0.0695
3/99     0.0695
4/99     0.0695
5/99     0.0695
6/99     0.0695
7/99     0.0695
8/99     0.0695
9/99     0.0695
10/99    0.0695



Line Chart:
Share Price Performance
11/6/98  14.94
         15.06
         15.06
         14.94
         14.88
         14.94
         14.69
         14.69
         14.63
         14.63
         14.63
         14.94
         14.63
         14.88
         14.81
         14.88
         14.81
         14.56
         14.69
         14.8125
         14.5
         14.44
         14.44
         14.31
         14.06
         14
         13.94
         13.88
         13.88
         14.06
         14.06
         14.06
         14.31
         14.25
         14.06
         14.13
         13.75
         13.31
         13.56
         13.31
         13
         12.88
         12.56
         12.44
         12.25
         12.25
10/31/99 12.75
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report

The Shareholder Meeting was held July 28, 1999.


                                                                           NPI
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:

                                     Preferred        Preferred         Preferred         Preferred        Preferred       Preferred
                      Common            Shares           Shares            Shares           Shares            Shares          Shares
                      Shares          Series-M        Series-M2          Series-T          Series-W        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For            53,722,258             3,372            1,993             3,210             2,755            3,278           3,525
   Withhold          802,369                 4                7                24                 5                1               4
------------------------------------------------------------------------------------------------------------------------------------
   Total          54,524,627             3,376            2,000             3,234             2,760            3,279           3,529
====================================================================================================================================

Lawrence H. Brown
   For            53,749,593             3,376            1,993             3,230             2,755            3,278           3,529
   Withhold          775,034                --                7                 4                 5                1              --
------------------------------------------------------------------------------------------------------------------------------------
   Total          54,524,627             3,376            2,000             3,234             2,760            3,279           3,529
====================================================================================================================================

 Anne E. Impellizzeri
   For            53,747,800             3,376            1,993             3,230             2,755            3,278           3,529
   Withhold          776,827                --                7                 4                 5                1              --
------------------------------------------------------------------------------------------------------------------------------------
   Total          54,524,627             3,376            2,000             3,234             2,760            3,279           3,529
====================================================================================================================================

Peter R. Sawers
   For            53,787,053             3,376            1,993             3,230             2,755            3,278           3,529
   Withhold          737,574                --                7                 4                 5                1              --
------------------------------------------------------------------------------------------------------------------------------------
   Total          54,524,627             3,376            2,000             3,234             2,760            3,279           3,529
====================================================================================================================================

William J. Schneider
   For                    --             3,372            1,993             3,210             2,755            3,278           3,525
   Withhold               --                 4                7                24                 5                1               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                  --             3,376            2,000             3,234             2,760            3,279           3,529
====================================================================================================================================

Timothy R. Schwertfeger
   For                    --             3,372            1,993             3,210             2,755            3,278           3,525
   Withhold               --                 4                7                24                 5                1               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                  --             3,376            2,000             3,234             2,760            3,279           3,529
====================================================================================================================================

Judith M. Stockdale
   For            53,793,910             3,376            1,993             3,230             2,755            3,278           3,529
   Withhold          730,717                --                7                 4                 5                1              --
------------------------------------------------------------------------------------------------------------------------------------
   Total          54,524,627             3,376            2,000             3,234             2,760            3,279           3,529
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For            53,682,537             3,374            1,993             3,226             2,744            3,266           3,525
   Against           287,011                --               --                 4                --                6              --
   Abstain           555,079                 2                7                 4                16                7               4
------------------------------------------------------------------------------------------------------------------------------------
   Total          54,524,627             3,376            2,000             3,234             2,760            3,279           3,529
====================================================================================================================================

Shareholder Meeting Report
                                                                           NPM
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:

                                     Preferred        Preferred         Preferred         Preferred        Preferred       Preferred
                      Common            Shares           Shares            Shares           Shares            Shares          Shares
                      Shares          Series-M         Series-T          Series-W         Series-TH         Series-F       Series-F2
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For            37,691,313             1,897            2,735             1,402             2,514            1,840           1,492
   Withhold          379,991                 9               28                 2               122                2              52
------------------------------------------------------------------------------------------------------------------------------------
   Total          38,071,304             1,906            2,763             1,404             2,636            1,842           1,544
====================================================================================================================================

Lawrence H. Brown
   For            37,713,173             1,897            2,735             1,402             2,514            1,840           1,492
   Withhold          358,131                 9               28                 2               122                2              52
------------------------------------------------------------------------------------------------------------------------------------
   Total          38,071,304             1,906            2,763             1,404             2,636            1,842           1,544
====================================================================================================================================

 Anne E. Impellizzeri
   For            37,735,693             1,897            2,735             1,402             2,514            1,840           1,492
   Withhold          335,611                 9               28                 2               122                2              52
------------------------------------------------------------------------------------------------------------------------------------
   Total          38,071,304             1,906            2,763             1,404             2,636            1,842           1,544
====================================================================================================================================

Peter R. Sawers
   For            37,746,251             1,897            2,735             1,402             2,514            1,840           1,492
   Withhold          325,053                 9               28                 2               122                2              52
------------------------------------------------------------------------------------------------------------------------------------
   Total          38,071,304             1,906            2,763             1,404             2,636            1,842           1,544
====================================================================================================================================

William J. Schneider
   For                    --             1,897            2,735             1,402             2,514            1,840           1,492
   Withhold               --                 9               28                 2               122                2              52
------------------------------------------------------------------------------------------------------------------------------------
   Total                  --             1,906            2,763             1,404             2,636            1,842           1,544
====================================================================================================================================

Timothy R. Schwertfeger
   For                    --             1,897            2,735             1,402             2,514            1,840           1,492
   Withhold               --                 9               28                 2               122                2              52
------------------------------------------------------------------------------------------------------------------------------------
   Total                  --             1,906            2,763             1,404             2,636            1,842           1,544
====================================================================================================================================

Judith M. Stockdale
   For            37,750,468             1,897            2,735             1,402             2,514            1,840           1,492
   Withhold          320,836                 9               28                 2               122                2              52
------------------------------------------------------------------------------------------------------------------------------------
   Total          38,071,304             1,906            2,763             1,404             2,636            1,842           1,544
====================================================================================================================================

 Ratification of auditors was reached as follows:
   For            37,666,270             1,904            2,761             1,404             2,510            1,824           1,492
   Against           132,224                --               --                --                 2                2              --
   Abstain           272,810                 2                2                --               124               16              52
------------------------------------------------------------------------------------------------------------------------------------
   Total          38,071,304             1,906            2,763             1,404             2,636            1,842           1,544
====================================================================================================================================

Shareholder Meeting Report

                                                              NPT                                                      NPW
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                              Preferred  Preferred   Preferred   Preferred  Preferred   Preferred   Preferred              Preferred
                     Common      Shares     Shares      Shares      Shares     Shares      Shares      Shares     Common      Shares
                     Shares    Series-M   Series-T   Series-T2    Series-W  Series-TH    Series-F   Series-F2     Shares   Series-TH
------------------------------------------------------------------------------------------------------------------------------------

Robert P. Bremner
   For           36,533,289       1,898      1,463       1,025       1,645      1,971       1,584       1,252         --          --
   Withhold         599,831          22         13          10          20          9           8           6         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total         37,133,120       1,920      1,476       1,035       1,665      1,980       1,592       1,258         --          --
====================================================================================================================================

Lawrence H. Brown
   For           36,538,990       1,898      1,463       1,025       1,645      1,973       1,584       1,252         --          --
   Withhold         594,130          22         13          10          20          7           8           6         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total         37,133,120       1,920      1,476       1,035       1,665      1,980       1,592       1,258         --          --
====================================================================================================================================

Anne E. Impellizzeri
   For           36,529,615       1,898      1,464       1,025       1,645      1,974       1,584       1,252         --          --
   Withhold         603,505          22         12          10          20          6           8           6         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total         37,133,120       1,920      1,476       1,035       1,665      1,980       1,592       1,258         --          --
====================================================================================================================================

Peter R. Sawers
   For           36,550,245       1,898      1,472       1,025       1,645      1,974       1,584       1,252         --          --
   Withhold         582,875          22          4          10          20          6           8           6         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total         37,133,120       1,920      1,476       1,035       1,665      1,980       1,592       1,258         --          --
====================================================================================================================================

William J. Schneider
   For                   --       1,898      1,472       1,025       1,645      1,974       1,584       1,252         --          --
   Withhold              --          22          4          10          20          6           8           6         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                 --       1,920      1,476       1,035       1,665      1,980       1,592       1,258         --          --
====================================================================================================================================

Timothy R. Schwertfeger
   For                   --       1,898      1,472       1,025       1,645      1,974       1,584       1,252         --          --
   Withhold              --          22          4          10          20          6           8           6         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                 --       1,920      1,476       1,035       1,665      1,980       1,592       1,258         --          --
====================================================================================================================================

Judith M. Stockdale
   For           36,571,291       1,898      1,472       1,025       1,645      1,974       1,584       1,252         --          --
   Withhold         561,829          22          4          10          20          6           8           6         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total         37,133,120       1,920      1,476       1,035       1,665      1,980       1,592       1,258         --          --
====================================================================================================================================

Approval of an Agreement and Plan of Reorganization of Nuveen Washington
Premium Income Municipal Fund into Nuveen Premium Income Municipal Fund 4, Inc.
   For                   --       1,798      1,434         907       1,562      1,914       1,436       1,234  1,244,498         670
   Against               --          64         19          --          --         14          33          16     65,644          --
   Abstain               --          58         23         128         103         52         123           8     65,188           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                 --       1,920      1,476       1,035       1,665      1,980       1,592       1,258  1,375,330         679
====================================================================================================================================

Approval of an Amendment to the Fund's Statement Establishing and Fixing the
Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock:
   For           20,744,878       1,798      1,420         897       1,557      1,906       1,425       1,234          --         --
   Against        1,036,483          64         19          --          --         14          44          16          --         --
   Abstain        1,079,772          58         37         138         108         60         123           8          --         --
   Broker
    Non-Vote     14,271,987          --          --          --         --         --          --           --         --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total         37,133,120       1,920      1,476       1,035       1,665      1,980       1,592       1,258          --         --
====================================================================================================================================

Ratification of auditors was reached as follows:
   For           36,453,627       1,877      1,465         984       1,625      1,966       1,583       1,251          --         --
   Against          278,649          23         --          --          --          5           2           4          --         --
   Abstain          400,844          20         11          51          40          9           7           3          --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total         37,133,120       1,920      1,476       1,035       1,665      1,980       1,592       1,258          --         --
====================================================================================================================================

Report of Independent Auditors

The Boards of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Chicago, Illinois
December 20, 1999


                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
                            October 31, 1999

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 1.0%
$  10,730,000   The Industrial Development Authority of the County of Pima,          1/02 at 103          AAA         $   11,543,978
                 Industrial Development Lease Obligation Refunding Revenue Bonds,
                 1988 Series A (Irvington Project), 7.250%, 7/15/10

    2,020,000   The Industrial Development Authority of the County of Pima, Single   3/00 at 101          AAA              2,052,461
                 Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1988, 8.125%, 9/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.7%

    4,250,000   Arkansas Development Finance Authority, Drivers License Revenue      6/07 at 100          AAA              4,014,083
                 Bonds (Arkansas State Police - Headquarters and Wireless Data
                 Equipment), Series 1997, 5.400%, 6/01/18

      500,000   City of Fort Smith, Arkansas, Water and Sewer Revenue Bonds,        10/09 at 100          AAA                483,450
                 Series 1999, 5.650%, 10/01/19

    6,245,000   Board of Trustees of the University of Arkansas, Athletic            9/09 at 100          Aaa              5,542,875
                 Facilities Revenue Bonds (Razorback Stadium Project),
                 Series 1999, 5.050%, 9/15/20


------------------------------------------------------------------------------------------------------------------------------------
                California - 12.7%

   13,000,000   State of California, Various Purpose General Obligation Refunding   10/03 at 102          AA-             11,757,070
                 Bonds, 5.150%, 10/01/19

   10,250,000   State of California, Veterans General Obligation Bonds, Series BH,  12/08 at 101          AAA              9,989,240
                 5.250%, 12/01/12 (Alternative Minimum Tax)

   15,975,000   State of California Department of Transportation, East Bay State     3/01 at 102        A1***             16,809,534
                 Building Authority, Certificates of Participation, Series 1991A,
                 6.500%, 3/01/16 (Pre-refunded to 3/01/01)

   23,725,000   State Public Works Board of the State of California, Lease           6/03 at 102          Aa3             22,148,948
                 Revenue Refunding Bonds (The Regents of the University of
                 California), 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

   11,395,000   State Public Works Board of the State of California, Lease Revenue  No Opt. Call           A+             11,189,890
                 Bonds (Department of Corrections), 1993 Series E (California
                 State Prison-Madera County (II)), 5.500%, 6/01/15

   15,420,000   Los Angeles Convention and Exhibition Center Authority, Lease        8/03 at 102          AAA             14,548,153
                 Revenue Bonds, 1993 Refunding Series A, The City of Los Angeles
                 (California), 5.375%, 8/15/18

    5,000,000   Department of Water and Power of the City of Los Angeles,           11/03 at 102          AAA              4,268,900
                 California, Electric Plant Refunding Revenue Bonds, Second
                 Issue of 1993, 4.750%, 11/15/19

   12,250,000   Los Angeles County Transportation Commission (California),           7/01 at 100          AA-             11,914,350
                 Sales Tax Revenue Refunding Bonds, Series 1991-B,
                 5.750%, 7/01/18

    1,285,000   City of Martinez (California), Home Mortgage Revenue Bonds,         No Opt. Call          AAA              1,838,848
                 1983 Issue A, 10.750%, 2/01/16

    4,125,000   Redevelopment Agency of the City of Moorpark, Moorpark              10/03 at 102       N/R***              4,452,030
                 Redevelopment Project, 1993 Tax Allocation Bonds,
                 6.125%, 10/01/18 (Pre-refunded to 10/01/03)

   20,000,000   City of Pomona, California, Single Family Mortgage Revenue          No Opt. Call          AAA             23,663,800
                 Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities),
                 Series 1990A, 7.600%, 5/01/23

    5,000,000   Sacramento, California, Municipal Utility District, Electric        11/03 at 102          AAA              4,596,900
                 Revenue Refunding Bonds, 1993 Series D, 5.250%, 11/15/20

                San Bernardino Joint Powers Financing Authority, Tax Allocation
                Refunding Bonds, Series 1995A:
    6,675,000    5.750%, 10/01/15                                                   10/05 at 102          AAA              6,706,239
   11,500,000    5.750%, 10/01/25                                                   10/05 at 102          AAA             11,189,960

   10,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road          1/07 at 102          AAA              8,876,300
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30

   15,540,000   Regents of the University of California, Refunding Revenue Bonds     9/03 at 102          AAA             13,133,165
                 (Multiple Purpose Projects), Series B, 4.750%, 9/01/21

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 4.1%

$   2,795,000   Colorado Housing and Finance Authority, Single Family Program,       5/07 at 105          Aa2         $    2,972,846
                 1997 Series B-2 Senior Bonds, 7.000%, 5/01/26
                 (Alternative Minimum Tax)

    4,500,000   Colorado Housing and Finance Authority, Single Family Program,      11/07 at 105          Aa2              4,783,410
                 1997 Series C-2 Senior Bonds, 6.875%, 11/01/28
                 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    9,450,000    7.750%, 11/15/13 (Alternative Minimum Tax)                         No Opt. Call         BBB+             11,091,276
    1,725,000    7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102          Aaa              1,873,816
                 (Pre-refunded to 11/15/01)
    6,550,000    7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102         BBB+              6,976,012

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
      715,000    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102          Aaa                784,012
                 (Pre-refunded to 11/15/02)
    2,785,000    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102         BBB+              2,965,412

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
    1,830,000    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102          Aaa              1,981,927
                 (Pre-refunded to 11/15/02)
    6,870,000    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102         BBB+              6,933,754

   15,505,000   City and County of Denver, Colorado, Special Facilities Airport     10/02 at 102         Baa3             15,510,272
                 Revenue Bonds (United Air Lines Project), Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax)

      540,265   El Paso County, Colorado, Single Family Mortgage Revenue            No Opt. Call          Aaa                571,865
                 Tax-Exempt Refunding Bonds, Series 1992A, Class A-2,
                 8.750%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 2.0%

    7,505,000   District of Columbia (Washington, D.C.), General Obligation Bonds,  No Opt. Call          AAA              7,535,395
                 Series 1998B, 6.000%, 6/01/20

   14,800,000   District of Columbia Housing Finance Agency, Collateralized Single  12/04 at 103          AAA             15,046,420
                 Family Mortgage Revenue Bonds, Series 1988E-4,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

    5,850,000   District of Columbia, Revenue Bonds (Association of American         8/07 at 102          AAA              5,242,712
                 Medical Colleges Issue), Series 1997A, 5.375%, 2/15/27


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.7%

    9,290,000   State of Florida, Full Faith and Credit Department of                7/05 at 101          AAA              9,842,941
                 Transportation, Right-of-Way Acquisition and Bridge Construction
                 Bonds, Series 1995, 5.800%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.4%

    9,950,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,      No Opt. Call          AAA              9,542,946
                 Series 1999A, 5.500%, 11/01/22

   23,420,000   Development Authority of Monroe County (Georgia), Pollution          4/00 at 102           A+             23,910,415
                 Control Revenue Bonds (Georgia Power Company - Plant Scherer
                 Project), Second Series 1994, 6.750%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 7.7%

   19,220,000   Chicago School Reform Board of Trustees of the Board of Education   12/07 at 102          AAA             16,884,578
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/27

   10,000,000   City of Chicago, Chicago O'Hare International Airport, Special      11/00 at 102         Baa2             10,414,600
                 Facility Revenue Bonds (American Airlines, Inc. Project),
                 Series 1990A, 7.875%, 11/01/25 (Alternative Minimum Tax)

    6,280,000   City of Chicago, Chicago O'Hare International Airport, General       1/04 at 102          AAA              5,467,808
                 Airport Second Lien Revenue Refunding Bonds, 1993 Series C,
                 5.000%, 1/01/18

    4,645,000   City of Chicago, Collateralized Single Family Mortgage Revenue       3/06 at 105          Aaa              4,936,474
                 Bonds, Series 1996-A, 7.000%, 9/01/27 (Alternative Minimum Tax)

   10,000,000   The County of Cook, Illinois, General Obligation Bonds,             11/03 at 100          AAA              8,449,600
                 Series 1993A, 5.000%, 11/15/23

    8,740,000   Illinois Development Finance Authority, Pollution Control Refunding  2/04 at 102          AAA              8,311,041
                 Revenue Bonds, 1994 Series A (Illinois Power Company Project),
                 5.700%, 2/01/24

    7,650,000   Illinois Educational Facilities Authority, Revenue Bonds,            7/08 at 101          Aa1              6,482,151
                 The University of Chicago, Series 1998A, 5.125%, 7/01/38

    8,500,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds,  7/03 at 102          Aa1              8,272,200
                 The University of Chicago, Series 1993B, 5.600%, 7/01/24

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992    10/02 at 102          AAA              5,009,950
                 (Highland Park Hospital Project), 6.200%, 10/01/22

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI) (continued)
                            October 31, 1999
    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Illinois (continued)

$   2,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997A   10/07 at 102          AAA         $    1,886,520
                 (Highland Park Hospital Project), 5.750%, 10/01/26

   17,545,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997     8/07 at 101          AAA             15,207,480
                 (Sherman Health Systems), 5.250%, 8/01/27

    9,500,000   Metropolitan Pier and Exposition Authority (Illinois), McCormick    12/09 at 101          AAA              8,765,555
                 Place Expansion Project Bonds, Series 1999A, 5.500%, 12/15/24

    4,925,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,        No Opt. Call          AAA              6,008,155
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/06

      785,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,        No Opt. Call          AAA                957,645
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/06


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.3%

    4,300,000   Indiana State Office Building Commission, Correctional Facilities    7/05 at 102          AAA              4,015,512
                 Program Revenue Bonds, 1995A, 5.500%, 7/01/20

    8,000,000   Metropolitan School District of Steuben County Middle School         7/05 at 102          AAA              8,754,720
                 Building Corporation, First Mortgage Bonds, Series 1995,
                 Steuben County, Indiana, 6.375%, 7/15/16
                 (Pre-refunded to 7/15/05)

    5,300,000   Whitley County Middle School Building Corporation, First Mortgage    1/04 at 102          AAA              5,702,535
                 Bonds, Series 1994, Columbia City, Indiana, 6.250%, 7/15/15
                 (Pre-refunded to 1/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.5%

    3,000,000   Iowa Finance Authority, Private College Refunding Revenue Bonds     12/05 at 102          AAA              2,832,630
                 (Drake University Project), Series 1996, 5.400%, 12/01/16

    5,435,000   Iowa Finance Authority, Industrial Revenue Refunding Bonds,          7/14 at 100          AAA              6,884,623
                 Series A 1989 (Urbandale Hotel Corporation Project), Remarketed,
                 8.500%, 8/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 7/15/14)

   12,085,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,           7/08 at 102          AAA             10,349,473
                 Series 1998 A (Iowa Health System), 5.125%, 1/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.2%

    3,070,000   Kentucky Development Finance Authority (St. Elizabeth Medical       No Opt. Call          AAA              3,147,333
                 Center), 9.000%, 11/01/00


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.2%

    5,700,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds        7/08 at 101          AAA              4,760,013
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998C, 5.000%, 7/01/28

    1,150,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding   10/08 at 102          AAA                980,398
                 Bonds (Louisiana Health System Corporation Project), Series 1998,
                 5.000%, 10/01/22

   11,860,000   Louisiana Stadium and Exposition District, Hotel Occupancy           7/05 at 102          AAA             12,973,773
                 Tax Bonds, Series 1995-B, 6.375%, 7/01/25

                Louisiana Stadium and Exposition District, Hotel Occupancy
                Tax Refunding Bonds, Series 1998B:
    3,000,000    4.750%, 7/01/21                                                     7/09 at 102          AAA              2,505,300
   14,735,000    5.000%, 7/01/26                                                     7/09 at 102          AAA             12,568,808

    7,660,000   Louisiana Public Facilities Authority, Extended Care Facilities     No Opt. Call          BBB              9,955,702
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 3.3%

   20,000,000   Massachusetts Bay Transportation Authority, General Transportation   3/07 at 101          AA-             16,942,200
                 System Bonds, 1998 Series B, 5.000%, 3/01/28

    2,890,000   Massachusetts Industrial Finance Agency, Resource Recovery           7/01 at 103          N/R              3,113,224
                 Revenue Bonds, Semass Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

    2,825,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue  12/08 at 102          BBB              2,664,540
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.450%, 12/01/12 (Alternative Minimum Tax)

   15,000,000   Massachusetts Industrial Finance Agency, General Obligation Bonds,   7/07 at 102          AAA             13,368,750
                 Suffolk University, Series 1997, 5.250%, 7/01/27

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$   8,800,000   Massachusetts Water Resources Authority, General Revenue Bonds,      7/02 at 100          Aaa         $    9,047,632
                 1992 Series A, 5.500%, 7/15/22 (Pre-refunded to 7/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 4.1%

    4,000,000   School District of the City of Detroit, Wayne County, Michigan,      5/03 at 102          AA+              3,857,720
                 School Building and Site Improvement and Refunding Bonds
                 (Unlimited Tax General Obligation), Series 1993, 5.400%, 5/01/13

   13,000,000   School District of the City of Detroit, Wayne County, Michigan,     No Opt. Call          AAA             11,726,910
                 School Building and Site Improvement Bonds (Unlimited Tax
                 General Obligation), Series 1998A, 5.250%, 5/01/25

   10,550,000   City of Detroit, Michigan, Sewage Disposal System Revenue            7/05 at 100          AAA              9,071,734
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

                Hudsonville Public Schools, Counties of Ottawa and Allegan,
                State of Michigan, 1997 School Building and Site and Refunding
                Bonds (General Obligation Unlimited Tax):
   10,510,000    5.150%, 5/01/22                                                     5/08 at 100          Aaa              9,345,807
    8,045,000    5.150%, 5/01/27                                                     5/08 at 100          Aaa              7,043,639

    9,625,000   Livonia Public School District, County of Wayne, State of Michigan,  5/03 at 102          AAA              9,097,743
                 1993 Refunding Bonds (General Obligation Unlimited Tax),
                 5.500%, 5/01/21

    6,600,000   Michigan State Housing Development Authority, Limited Obligation    No Opt. Call          AAA              6,207,036
                 Multi-Family Mortgage Revenue Refunding Bonds, Series 1999A
                 (Forest Hills Regency Square Project), 5.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.1%

    2,870,000   The Minneapolis/St. Paul Housing Finance Board, Single Family       11/04 at 102          AAA              2,978,859
                 Mortgage Revenue Bonds Paul Family Housing Program, Phase X,
                 FNMA and GNMA Mortgage-Backed Securities Program),
                 Series 1994, 7.500%, 11/01/27 (Alternative Minimum Tax)

   21,045,000   The Housing and Redevelopment Authority of the City of St. Paul,    11/15 at 103          AAA             23,874,500
                 Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center
                 Project), Series 1996, 7.100%, 11/01/23

    1,492,000   The Housing and Redevelopment Authority of the City of St. Paul,    No Opt. Call          Aaa              1,542,116
                 Minnesota, Single Family Mortgage Revenue Bonds, Refunding
                 Series 1991-B, 7.250%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 2.8%

    6,245,000   Missouri Housing Development Commission, Single Family               3/07 at 105          AAA              6,730,799
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1996 Series C, 7.450%, 9/01/27 (Alternative Minimum Tax)

   17,775,000   Missouri Housing Development Commission, Single Family               3/09 at 103          AAA             18,922,021
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1999 Series B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

   11,120,000   Francis Howell School District, St. Charles County, Missouri,       No Opt. Call          AAA             12,934,784
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.0%

   29,410,000   State of Nevada, Colorado River Commission General Obligation        7/04 at 101           AA             27,154,841
                 (Limited Tax), Revenue Supported Bonds, Series 1994,
                 5.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.9%

    9,915,000   New Hampshire Housing Finance Authority, Single Family Mortgage      7/03 at 102          Aa3              9,956,445
                 Revenue Bonds, 1993 Series B, 6.050%, 7/01/25

   10,000,000   Business Finance Authority of the State of New Hampshire,           10/03 at 102         BBB+              8,930,100
                 Pollution Control Refunding Revenue Bonds (The United Illuminating
                 Company Project), 1993 Series A, 5.875%, 10/01/33

    7,950,000   New Hampshire Housing Finance Authority, Single Family Mortgage      7/06 at 102          Aa3              8,012,169
                 Acquisition Revenue Bonds, 1996 Series B, 6.400%, 1/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.6%

                New Jersey Health Care Facilities Financing Authority, Revenue and
                Refunding Bonds (Saint Barnabas Health Care System Issue),
                Series 1998B:
    1,600,000    5.250%, 7/01/12                                                     1/09 at 101          AAA              1,562,992
    6,490,000    5.250%, 7/01/15                                                     1/09 at 101          AAA              6,134,802

   15,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer      10/07 at 101 1/2          AAA             14,289,000
                 Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax)

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI) (continued)
                            October 31, 1999
    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.3%

$   3,815,000   New Mexico Mortgage Finance Authority, Single Family Mortgage        7/02 at 102          Aa1         $    3,921,439
                 Purchase Refunding Senior Bonds, 1992 Series A2, 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                New York - 9.1%

   20,700,000   Long Island Power Authority (New York), Electric System General      6/08 at 101           A-             18,097,182
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

    7,500,000   The City of New York, General Obligation Bonds, Fiscal 1991         No Opt. Call           A-              8,639,550
                 Series B, 9.500%, 6/01/03

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1996      2/06 at 101 1/2           A-             10,337,100
                 Series G, 5.750%, 2/01/07

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
      100,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                        10/07 at 101        A-***                107,481
    9,900,000    6.000%, 10/15/26                                                   10/07 at 101           A-              9,814,761

   16,000,000   New York City Municipal Water Finance Authority, Water and           6/06 at 101          AAA             15,480,480
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

   31,625,000   New York City Transitional Finance Authority, Future Tax Secured     5/08 at 101           AA             26,142,174
                 Bonds, Fiscal 1998 Series C, 4.750%, 5/01/23

   12,365,000   New York State Energy Research and Development Authority,            3/03 at 102           A+             12,255,817
                 Facilities Revenue Bonds, Series 1993 A (Consolidated Edison
                 Company of New York, Inc. Project), 6.000%, 3/15/28
                 (Alternative Minimum Tax)

   10,000,000   New York Local Government Assistance Corporation,                    4/04 at 100           A+              8,565,600
                 Series 1993 B, Refunding Bonds, 5.000%, 4/01/23

   17,820,000   New York State Medical Care Facilities Finance Agency, Hospital      2/04 at 102          AAA             16,596,301
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1993 Series B, 5.500%, 2/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.9%

   12,360,000   State of Ohio, Turnpike Revenue Bonds, 1994 Series A, Issued         2/04 at 102          Aaa             13,083,184
                 by the Ohio Turnpike Commission, 5.750%, 2/15/24


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.6%

   12,875,000   Allegheny County Hospital Development Authority (Pennsylvania),     11/02 at 100          AAA             13,533,170
                 Health Center Revenue Bonds, Series 1992A (Presbyterian University
                 Health System, Inc. Project), 6.250%, 11/01/23 (Pre-refunded to 11/01/02)

   10,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage         10/03 at 102          AA+              9,463,500
                 Revenue Bonds, Series 1993 - 37A, 5.450%, 10/01/17

    8,405,000   Redevelopment Authority of the City of Philadelphia (Pennsylvania),  4/08 at 103          N/R              7,769,750
                 Multifamily Housing Mortgage Revenue Bonds, Series 1998A
                 (Cricket Court Commons Project), 6.200%, 4/01/25 (Alternative
                 Minimum Tax)

    5,295,000   The School District of Philadelphia, Pennsylvania, General           9/05 at 101          AAA              4,952,361
                 Obligation Bonds, Series B of 1995, 5.500%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.4%

    5,250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/05 at 100         BBB+              4,846,748
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.8%

   13,200,000   Rhode Island Health and Educational Building Corporation,            5/07 at 102          AAA             11,553,696
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.250%, 5/15/26


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.1%

   17,250,000   South Carolina Jobs - Economic Development Authority,                2/06 at 102          AAA             15,127,043
                 Hospital Revenue Bonds (Anderson Area Medical Center, Inc.),
                 Series 1996, 5.250%, 2/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 7.8%

   15,155,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, 12/00 at 102         Baa2             15,772,112
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax) (DD1)

   11,020,000   Brazos River Authority (Texas), Collateralized Pollution Control     3/01 at 102         BBB+             11,562,955
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1994A, 7.875%, 3/01/21 (Alternative Minimum Tax)

   12,800,000   Brazos River Authority (Texas), Revenue Refunding Bonds              5/08 at 102          AAA             11,224,960
                 (Houston Industries Incorporated Project), Series 1998C,
                 5.125%, 5/01/19

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   5,615,000   Dallas-Fort Worth International Airport Facility Improvement        11/00 at 102         Baa2         $    5,830,279
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

   20,000,000   Dallas-Fort Worth International Airport Facility Improvement        11/02 at 102         Baa2             21,075,200
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1992,
                 7.250%, 11/01/30 (Alternative Minimum Tax)

   15,000,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, 8/04 at 102          AAA             14,568,750
                 Series 1994, 5.300%, 8/15/13

   10,000,000   City of Houston, Texas, Water and Sewer System Junior Lien          12/05 at 100          AAA             10,750,200
                 Revenue Refunding Bonds, Series 1995A, 6.200%, 12/01/20
                 (Pre-refunded to 12/01/05)

    4,750,000   Matagorda County Navigation, District Number One (Texas),            7/00 at 102          AAA              4,756,793
                 Pollution Control Revenue Refunding Bonds (Central Power and
                 Light Company Project), Series 1995, 6.100%, 7/01/28

   13,350,000   Texas Department of Housing and Community Affairs, Residential       1/09 at 101          AAA             11,766,824
                 Mortgage Revenue Bonds, Series 1998A, 5.350%, 7/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 2.1%

   20,000,000   Intermountain Power Agency (Utah), Power Supply Revenue              7/08 at 101          AAA             17,212,400
                 Refunding Bonds, 1998 Series A, 5.000%, 7/01/20

    7,930,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/07 at 101 1/2          AAA              7,514,468
                 1997 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)

    4,780,000   Utah Housing Finance Agency, Single Family Mortgage Senior Bonds, 7/08 at 101 1/2         AAA              3,992,065
                 Series 1998F2, 5.100%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.9%

   12,510,000   Vermont Housing Finance Agency, Single Family Housing Bonds,     6/07 at 101 1/2          AAA             12,256,547
                 Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.1%

   10,000,000   Prince William County Service Authority (Virginia), Water and Sewer  7/03 at 102          AAA              8,724,200
                 System Refunding Revenue Bonds, Series 1993, 5.000%, 7/01/21

    5,000,000   City of Virginia Beach Development Authority, Multifamily Housing   10/14 at 100          N/R              4,968,150
                 Revenue Bonds, Series 1999, 7.500%, 10/01/39

    1,000,000   Virginia Housing Development Authority, Commonwealth Mortgage        1/00 at 101          AA+              1,001,070
                 Bonds, 1987 Series C, Subseries C-7, 8.375%, 1/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 15.4%

                Public Utility District No.1 of Chelan County, Washington,
                Chelan Hydro Consolidated System Revenue Bonds, Series 1997A:
   11,820,000    5.650%, 7/01/32 (Alternative Minimum Tax)                           7/07 at 102           AA             11,109,145
                 (Optional put 7/01/09) (Mandatory put 7/01/24)
    8,000,000    5.650%, 7/01/32 (Alternative Minimum Tax)                           7/07 at 102           AA              7,495,680
                 (Optional put 7/01/09) (Mandatory put 7/01/27)

    8,525,000   King County, Washington, Limited Tax General Obligation Refunding    1/08 at 101          AA+              7,249,916
                 Bonds (Payable from Sewer Revenues), Series 1998B,
                 4.750%, 1/01/18

   13,450,000   Public Hospital District No. 2, King County, Washington (Evergreen  12/08 at 101          AAA             11,169,284
                 Community Health Care), Limited Tax General Obligation Bonds,
                 Series 1998, 5.000%, 12/01/28

   16,050,000   Municipality of Metropolitan Seattle, Washington, Sewer Refunding    1/03 at 102          AAA             14,527,337
                 Revenue Bonds, Series Z, 5.500%, 1/01/33

    6,360,000   Public Utility District No. 1 of Snohomish County, Washington,       1/03 at 100          AAA              6,161,822
                 Generation System Revenue Bonds, Series 1993, 5.500%, 1/01/14

   10,000,000   Washington Health Care Facilities Authority, Revenue Bonds,         11/08 at 101          Aaa              8,619,200
                 Series 1998 (Swedish Health Services), 5.125%, 11/15/22

   11,000,000   Washington Health Care Facilities Authority, Revenue Bonds,          8/13 at 102          AAA              9,118,450
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

    4,300,000   Washington Public Power Supply System, Nuclear Project               1/00 at 102          AAA              4,409,650
                 No. 1 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

   12,950,000   Washington Public Power Supply System, Nuclear Project No. 1         7/03 at 102          AAA             12,571,601
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI) (continued)
                            October 31, 1999

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

$  29,870,000   Washington Public Power Supply System, Nuclear Project No. 1         7/03 at 102          AAA         $   28,973,900
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

    7,500,000   Washington Public Power Supply System, Nuclear Project No. 2         7/01 at 100          Aaa              7,713,450
                 Refunding Revenue Bonds, Series 1991A, 6.000%, 7/01/12
                 (Pre-refunded to 7/01/01)

   14,440,000   Washington Public Power Supply System, Nuclear Project No. 2         7/03 at 102          Aa1             14,476,678
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12

    6,770,000   Washington Public Power Supply System, Nuclear Project No. 2         7/03 at 102          Aa1              6,643,261
                 Refunding Revenue Bonds, Series 1993B, 5.625%, 7/01/12

   14,500,000   Washington Public Power Supply System, Nuclear Project No. 2         7/08 at 102          Aa1             13,486,450
                 Refunding Revenue Bonds, Series 1998A, 5.000%, 7/01/12

   13,500,000   Washington Public Power Supply System, Nuclear Project No. 3         1/00 at 102          AAA             13,844,250
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

   22,880,000   Washington Public Power Supply System, Nuclear Project No. 3         7/03 at 102          Aa1             21,273,590
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

    9,350,000   Washington Public Power Supply System, Nuclear Project No. 3         7/07 at 102          Aa1              8,558,803
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 7/01/15

    7,275,000   Washington Public Power Supply System, Nuclear Project No. 3         7/08 at 102          Aa1              6,368,972
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.1%

   15,000,000   West Virginia Housing Development Fund, Housing Finance Bonds,       5/02 at 102          AAA             15,681,750
                 1992 Series D, 7.050%, 11/01/24
------------------------------------------------------------------------------------------------------------------------------------

$1,418,717,265  Total Investments - (cost $1,409,839,188) - 98.9%                                                      1,367,998,044
==============  --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      15,492,815
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,383,490,859
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD1) Portion of security purchased on a delayed delivery
                         basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
                            October 31, 1999

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Alaska - 0.5%

$   3,500,000   Anchorage Parking Authority, Lease Revenue Refunding Bonds,         12/02 at 102           A-         $    3,666,425
                 Series 1993 (5th Avenue Garage Project), 6.750%, 12/01/08

      530,000   City of Valdez, Alaska, Home Mortgage Revenue Refunding Bonds,       8/02 at 102           A1                554,778
                 1992 Series, 7.900%, 2/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 2.9%

                The Industrial Development Authority of the County of Mohave,
                Hospital System Revenue Refunding Bonds (Medical Environments, Inc.
                and Phoenix Baptist Hospital and Medical Center Inc.), Series 1993:
    5,705,000    6.250%, 7/01/03                                                    No Opt. Call          Aaa              5,963,437
    3,000,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                           7/03 at 102          Aaa              3,272,040

    9,000,000   City of Phoenix (Arizona), Civic Improvement Corporation,            7/03 at 102          AAA              9,640,530
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/14 (Pre-refunded to 7/01/03)

    3,880,000   City of Phoenix Civic Improvement Corporation (Arizona), Wastewater  7/04 at 102          Aa3              3,221,719
                 System Lease Revenue Refunding Bonds, Series 1993, 4.750%, 7/01/23

    4,655,000   The Industrial Development Authority of the County of Pima           1/02 at 103          AAA              5,008,128
                 (Arizona), Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project), 7.250%, 7/15/10


------------------------------------------------------------------------------------------------------------------------------------
                California - 12.9%

    7,710,000   State of California, Veterans General Obligation Bonds, Series BH,  12/08 at 101          AAA              7,513,858
                 5.250%, 12/01/12 (Alternative Minimum Tax)

                State Public Works Board of the State of California, Lease
                Revenue Bonds (the Trustees of The California State University),
                1992 Series A (Various California State University Projects):
   15,480,000    6.625%, 10/01/10 (Pre-refunded to 10/01/02)                        10/02 at 102          Aaa             16,813,757
   10,500,000    6.700%, 10/01/17 (Pre-refunded to 10/01/02)                        10/02 at 102          AAA             11,426,205

    7,150,000   State Public Works Board of the State of California, Lease Revenue  10/04 at 102        A+***              7,868,933
                 Bonds (the Trustees of the California State University),
                 1994 Series A (Various California State University Projects),
                 6.375%, 10/01/19 (Pre-refunded to 10/01/04)

   17,500,000   State Public Works Board of the State of California, Lease Revenue  11/04 at 102          Aaa             19,695,725
                 Bonds (Department of Corrections), 1994 Series A (California State
                 Prison-Monterey County (Soledad II)), 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)

   30,000,000   Foothil/Eastern Transportation Corridor Agency (California),        No Opt. Call          Aaa              8,519,400
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21

    5,000,000   City of Loma Linda, California, Hospital Revenue Bonds              12/03 at 102          N/R              4,794,250
                 (Loma Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

    3,365,000   Community Redevelopment Financing Authority of the Community         9/02 at 102       N/R***              3,578,005
                 Redevelopment Agency of the City of Los Angeles, California,
                 Pooled Financing Bonds, Series D (Crenshaw Redevelopment
                 Project), 7.000%, 9/01/14 (Pre-refunded to 9/01/02)

    7,000,000   Los Angeles State Building Authority, Lease Revenue Refunding       No Opt. Call           A+              7,197,120
                 Bonds (State of California Department of General Services Lease),
                 1993 Series A, 5.625%, 5/01/11

    5,000,000   Los Angeles County Public Works Finance Authority, Revenue Bonds,   10/04 at 102        AA***              5,448,050
                 Series 1994A (Los Angeles County Regional Park and Open Space
                 District), 6.125%, 10/01/10 (Pre-refunded to 10/01/04)

   10,000,000   Los Angeles County Transportation Commission (California),           7/02 at 102          Aaa             10,839,000
                 Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

    2,035,000   Parlier Redevelopment Agency (Parlier Redevelopment Project),        8/02 at 102       BBB***              2,207,894
                 1992 Tax Allocation Bonds, Series A, 6.750%, 8/01/22
                 (Pre-refunded to 8/01/02)

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM) (continued)
                            October 31, 1999
    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                California (continued)

                Redevelopment Agency of the City and County of San Francisco
                (California), Hotel Tax Revenue Bonds, Series 1994:
$   2,390,000    6.750%, 7/01/15 (Pre-refunded to 7/01/04)                           7/04 at 102          AAA         $    2,663,153
    5,905,000    6.750%, 7/01/25 (Pre-refunded to 7/01/04)                           7/04 at 102          AAA              6,579,882
      960,000    6.750%, 7/01/25                                                     7/04 at 102          AAA              1,026,326

    5,605,000   County of San Joaquin, California, Certificates of Participation     4/04 at 102            A              5,883,569
                 (1994 Solid Waste System Facilities Project), 6.600%, 4/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 8.0%

    9,870,000   Colorado Health Facilities Authority, Insured Hospital Revenue       2/01 at 102          AAA             10,312,472
                 Bonds (PSL Healthcare System Project), Series 1991A,
                 6.250%, 2/15/21 (Pre-refunded to 2/15/01)

      755,000   Colorado Housing and Finance Authority, Single Family Program       12/04 at 105          Aa2                804,120
                 Senior Bonds, 1994 Series E, 8.125%, 12/01/24
                 (Alternative Minimum Tax)

                Colorado Housing and Finance Authority, General Obligation Bonds,
                1994 Series A:
    5,785,000    6.850%, 8/01/24                                                     8/02 at 102            A              6,009,284
    2,295,000    6.875%, 8/01/30                                                     8/02 at 102            A              2,379,617

    3,565,000   Colorado Housing and Finance Authority, Single Family Program       12/05 at 105          Aa2              3,801,253
                 Senior Bonds, 1995 Series D, 7.375%, 6/01/26

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
      400,000    7.750%, 11/15/13 (Alternative Minimum Tax)                         No Opt. Call         BBB+                469,472
    3,155,000    7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102          Aaa              3,427,182
                 (Pre-refunded to 11/15/01)
   12,115,000    7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102         BBB+             12,902,960

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
    1,445,000    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102          Aaa              1,584,471
                 (Pre-refunded to 11/15/02)
    5,635,000    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102         BBB+              6,000,035

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
    2,125,000    6.750%, 11/15/13 (Alternative Minimum Tax)                         11/02 at 102          Aaa              2,301,418
                  (Pre-refunded to 11/15/02)
   16,120,000    6.750%, 11/15/13 (Alternative Minimum Tax)                               at 102         BBB+             16,663,728

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    1,925,000    8.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100          Aaa              2,064,678
                 (Pre-refunded to 11/15/01)
    5,315,000    8.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100         BBB+              5,590,530

    1,700,000   City and County of Denver, Colorado, Multifamily Housing            10/07 at 102          AAA              1,609,713
                 Revenue Bonds (FHA-Insured Mortgage Loan - The Boston Lofts
                 Project), Series 1997A, 5.750%, 10/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.3%

    3,170,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      5/06 at 102           AA              3,237,109
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.5%

    1,750,000   Alachua County Health Facilities Authority, Health Facilities Revenue 11/00 at 102        AAA              1,849,908
                 Bonds, Series 1992 (Santa Fe Healthcare Facilities Project),
                 7.600%, 11/15/13 (Pre-refunded to 11/15/00)

    5,000,000   Dade County, Florida, Aviation Bonds, Series 1996A,                 10/06 at 102          AAA              4,829,300
                 5.750%, 10/01/18 (Alternative Minimum Tax)

    2,850,000   State of Florida, Full Faith and Credit, Department of Transportation, 7/05 at 101        AAA              3,030,149
                 Right-of-Way Acquisition and Bridge Construction Bonds,
                 Series 1995, 5.875%, 7/01/24

   12,500,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project), 5/02 at 102      N/R***             13,640,250
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.4%

    5,500,000   City of Atlanta (Georgia), Water and Sewerage Revenue Bonds,         1/04 at 100          AAA              5,467,660
                 Series 1993, 4.500%, 1/01/18 (Pre-refunded to 1/01/04)

    7,000,000   Development Authority of Burke County, Georgia, Pollution            1/03 at 103          AAA              7,892,850
                 Control Revenue Bonds (Oglethorpe Power Corporation - Vogtle
                 Project), Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

      650,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage  9/06 at 102          AAA                656,974
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1996A, 6.200%, 9/01/27 (Alternative Minimum Tax)

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Georgia (continued)

                Georgia Housing and Finance Authority, Single Family Mortgage
                Bonds, 1994 Series B:
$   5,485,000    6.650%, 12/01/20 (Alternative Minimum Tax)                          9/04 at 102          AAA         $    5,660,301
    3,010,000    6.700%, 12/01/25 (Alternative Minimum Tax)                          9/04 at 102          AAA              3,106,049


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.2%

    2,280,000   Idaho Housing and Finance Association, Single Family Mortgage        7/06 at 102          Aaa              2,314,633
                 Bonds, 1996 Series G, 6.350%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 13.1%

    5,000,000   City of Chicago, General Obligation Bonds (Emergency Telephone       1/03 at 102          AAA              5,248,750
                 System), Series 1993, 5.625%, 1/01/23 (Pre-refunded to 1/01/03)

   17,000,000   City of Chicago, General Obligation Bonds, Series A of 1992,         1/02 at 102          AAA             17,874,820
                 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

   18,200,000   City of Chicago, General Obligation Bonds, Series 1995A-1,           1/06 at 102          AAA             15,754,466
                 5.125%, 1/01/25

    1,000,000   City of Chicago, General Obligation Bonds, Series 1998,              7/08 at 102          AAA                900,420
                 5.250%, 1/01/20

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
   23,800,000    0.000%, 12/01/20                                                   No Opt. Call          AAA              6,486,690
   61,300,000    0.000%, 12/01/21                                                   No Opt. Call          AAA             15,675,023

    5,000,000   Chicago School Reform Board of Trustees of the Board of Education   No Opt. Call          AAA              1,362,750
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1999A, 0.000%, 12/01/20

    8,270,000   City of Chicago, Mortgage Revenue Bonds, Series 1992                 6/02 at 102          AAA              8,552,503
                 (FHA-Insured Mortgage Loan-Lakeview Towers Project),
                 6.650%, 12/01/33

    1,175,000   City of Chicago, Multifamily Housing Revenue Bonds,                  6/09 at 102          Aaa              1,121,267
                 Series 1997 (GNMA Collateralized -Bryn Mawr/Belle Shores
                 Project), 5.800%, 6/01/23 (Alternative Minimum Tax)

    5,500,000   Chicago Park District, General Obligation Capital Improvement        1/02 at 102        AA***              5,859,590
                 Bonds and Aquarium and Museum Bonds, Series 1991,
                 6.700%, 1/01/11 (Pre-refunded to 1/01/02)

   10,900,000   Public Building Commission of Chicago, Building Revenue             12/03 at 102          AAA             11,570,241
                 Bonds, Series A of 1993 (Board of Education of the City of Chicago),
                 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

    4,475,000   City of Chicago, Tax Increment Allocation Bonds (Read-Dunning        1/07 at 102          N/R              4,615,694
                 Redevelopment Project), Series 1996B, 7.250%, 1/01/14

    3,530,000   City of Chicago, Tax Increment Allocation Bonds (Sanitary            1/07 at 102          N/R              3,700,640
                 Drainage and Ship Canal Redevelopment Project),
                 Series 1997A, 7.750%, 1/01/14

    2,850,000   City of East St. Louis, Mortgage Revenue Refunding Bonds,            7/03 at 102          AAA              2,938,037
                 Series 1994A (FHA-Insured Mortgage Loan - Dawson Manor
                 Apartments, Section 8 Assisted Project), 6.500%, 7/01/24

    6,900,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,      10/03 at 102           A-              6,138,378
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

    3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,      No Opt. Call           A+              3,001,500
                 Series 1993C (Lutheran General HealthSystem), 6.000%, 4/01/18

   11,510,000   The Illinois State Toll Highway Authority, Toll Highway Priority     1/03 at 102       AA-***             12,320,880
                 Revenue Bonds, 1992 Series A, 6.375%, 1/01/15
                 (Pre-refunded to 1/01/03)

      585,000   Village of Wheeling, Cook and Lake Counties, Illinois, Single       11/02 at 102          AAA                603,398
                 Family Mortgage Revenue Refunding Bonds, Series 1992,
                 6.850%, 11/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 7.4%

    8,000,000   East Chicago Elementary School Building Corporation (Lake County,    1/03 at 102         A***              8,710,160
                 Indiana), First Mortgage Bonds, Series 1992, 7.000%, 1/15/16
                 (Pre-refunded to 1/15/03)

   13,630,000   Hospital Authority of the City of Fort Wayne, Indiana, Revenue      11/02 at 102        A+***             14,615,040
                 Bonds, Series 1992 (Parkview Memorial Hospital, Inc. Project),
                 6.400%, 11/15/22 (Pre-refunded to 11/15/02)

    6,031,000   City of Greenfield, Indiana, Multifamily Housing Revenue Bonds,     12/05 at 105          Aaa              6,078,705
                 Series 1996 A (Pedcor Investments, 1988-V, L.P. Project),
                 6.200%, 12/01/28 (Alternative Minimum Tax)

   10,675,000   Highland School Building Corporation (Highland, Indiana), First      1/02 at 102          AAA             11,398,018
                 Mortgage Bonds, Series 1992A, 6.750%, 1/15/20
                 (Pre-refunded to 1/15/02)

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM) (continued)
                            October 31, 1999

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Indiana (continued)

$   8,200,000   Indiana Bond Bank, State Revolving Fund Program Bonds,               2/03 at 102          AAA         $    8,694,952
                 Series 1993A Guarantee Revenue Bonds, 6.250%, 2/01/09

    2,875,000   Indiana Bond Bank, State Revolving Fund Program Bonds,               2/05 at 102          AAA              3,091,631
                 Series 1994B Guarantee Revenue Bonds, 6.750%, 2/01/17

    6,000,000   Indiana Development Finance Authority, Environmental Revenue         2/03 at 102          AAA              5,617,800
                 Bonds, Series 1993B (PSI Energy, Inc.), 5.750%, 2/15/28
                 (Alternative Minimum Tax)

    5,250,000   Indiana Transportation Finance Authority, Aviation Technology Center 3/03 at 102           A+              5,476,013
                 Lease Revenue Bonds, Series A, 6.500%, 3/01/18

    5,905,000   Muncie School Building Corporation, First Mortgage Bonds,            7/01 at 102       N/R***              6,238,987
                 Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    1,465,000   Johnson County, Kansas, Single Family Mortgage Revenue               5/04 at 103           A2              1,535,130
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

    1,665,000   Sedgwick County, Kansas and Shawnee County, Kansas, Collateralized  No Opt. Call          Aaa              1,800,081
                 Single Family Mortgage Refunding Revenue Bonds (GNMA Certificates),
                 Series 1994A1, 7.900%, 5/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.7%

    6,585,000   Kentucky Housing Corporation, Housing Revenue Bonds,                 7/06 at 102          AAA              6,709,259
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.8%

    4,000,000   Bossier Public Trust Financing Authority, Single Family Mortgage     8/05 at 102          AAA              4,005,640
                 Revenue Refunding Bonds, Series 1995B, 6.125%, 8/01/28

   12,750,000   East Baton Rouge Mortgage Finance Authority, Single Family          10/05 at 102          Aaa             12,889,358
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage Backed
                 Securities Program), Series 1994C, 6.350%, 10/01/28
                 (Alternative Minimum Tax)

    4,980,000   New Orleans Home Mortgage Authority, Single Family Mortgage          6/05 at 102          Aaa              5,143,145
                 Revenue Bonds, Series 1995A, 6.300%, 6/01/28
                 (Alternative Minimum Tax)

    4,360,000   Orleans Levee District (A Political Subdivision of the State of     12/05 at 103          AAA              4,391,654
                 Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.0%

    1,065,000   Maine State Housing Authority, Mortgage Purchase Bonds,             11/05 at 102           AA              1,077,674
                 1995 Series B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)

    7,925,000   Maine State Housing Authority, Mortgage Purchase Bonds,              8/02 at 102          Aa2              8,002,744
                 1990 Series A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.3%

    2,560,000   Community Development Administration, Department of Housing          5/03 at 102          Aa2              2,662,502
                 and Community Development, State of Maryland, Multi-Family
                 Housing Revenue Bonds (Insured Mortgage Loans), 1993
                 Series C, 6.625%, 5/15/23


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 1.0%

    3,080,000   Massachusetts Industrial Finance Agency, Revenue Bonds               3/06 at 102          AAA              2,925,846
                 (College of the Holy Cross - 1996 Issue), 5.625%, 3/01/26

                Massachusetts Water Resources Authority, General Revenue Bonds,
                1993 Series C:
    3,295,000    5.250%, 12/01/20 (Pre-refunded to 12/01/04)                        12/04 at 102          AAA              3,433,390
    3,605,000    5.250%, 12/01/20                                                   12/04 at 102          AAA              3,277,702


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.4%

    8,000,000   Michigan State Hospital Finance Authority, Hospital Revenue         11/03 at 102          AAA              7,614,720
                 Refunding Bonds (Oakwood Hospital Obligated Group), Series 1993A,
                 5.625%, 11/01/18

    5,285,000   Michigan State Housing Development Authority, Rental Housing        10/02 at 102          AA-              5,563,308
                 Revenue Bonds, 1992 Series A, 6.650%, 4/01/23

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Minnesota - 2.3%

$   3,560,000   Housing and Redevelopment Authority of the City of Saint Paul,      12/02 at 102         BBB+         $    3,600,192
                 Minnesota and City of Minneapolis, Minnesota, Health Care
                 Facility Revenue Bonds, Series 1992 (Group Health Plan, Inc.
                 Project), 6.900%, 10/15/22

    3,200,000   Minnesota Housing Finance Agency, Rental Housing Bonds,              2/05 at 102          AAA              3,212,736
                 1995 Series D (Non-AMT), 5.950%, 2/01/18

    4,590,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,      1/06 at 102           AA              4,633,330
                 1996 Series G, 6.250%, 7/01/26 (Alternative Minimum Tax)

    2,000,000   Southern Minnesota Municipal Power Agency, Power Supply System       1/03 at 102          Aaa              2,064,680
                 Revenue Bonds, Series 1992B, 5.750%, 1/01/11

    2,350,000   Washington County Housing and Redevelopment Authority, Pooled        1/03 at 102          BBB              2,411,664
                 Housing and Redevelopment Limited Annual Appropriation Tax
                 and Revenue Bonds (Pooled Refunding Project), Series 1992,
                 7.200%, 1/01/22

    5,170,000   Washington County Housing and Redevelopment Authority, Lease        12/02 at 100        A3***              5,604,590
                 Revenue Bonds (South Washington County Schools Project),
                 Series 1992, 7.400%, 12/01/14 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.4%

    4,000,000   Mississippi Hospital Equipment and Facilities Authority, Revenue    10/02 at 102          AAA              4,247,720
                 Bonds, Series 1992A (Wesley Health Systems), 6.050%, 4/01/12
                 (Pre-refunded to 10/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 2.2%

    4,645,000   Missouri State Health and Educational Facilities Authority,          6/08 at 101          AAA              4,025,218
                 Revenue Bonds (SSM Health Care), Series 1998A, 5.000%, 6/01/22

    5,500,000   The Industrial Development Authority of the City of St. Louis,      12/02 at 102          N/R              5,761,580
                 Missouri, Industrial Revenue Refunding Bonds (Kiel Center
                 Multipurpose Arena Project), Series 1992, 7.625%, 12/01/09
                 (Alternative Minimum Tax)

   11,000,000   St. Louis Municipal Finance Corporation, Leasehold Revenue           7/03 at 102          AAA             11,038,280
                 Refunding Bonds, 6.000%, 7/15/13


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.4%

    4,000,000   Clark County, Nevada, Industrial Development Revenue Bonds           6/02 at 102          AAA              4,225,560
                 (Nevada Power Company Project), Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.5%

    4,505,000   New Hampshire Higher Educational and Health Facilities Authority,    1/00 at 102           A-              4,603,029
                 Hospital Revenue Bonds, Catholic Medical Center Issue,
                 Series 1989, 8.000%, 7/01/04


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.5%

    4,500,000   New Jersey Economic Development Authority, Insured Revenue           5/05 at 102          AAA              4,841,775
                 Bonds (Educational Testing Service Issue), Series 1995A,
                 6.000%, 5/15/25

    8,720,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family    11/07 at 101 1/2          AAA              8,011,674
                 Housing Revenue Bonds, 1997 Series A, 5.650%, 5/01/40
                 (Alternative Minimum Tax)

    4,145,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue     11/02 at 102           A+              4,339,732
                 Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

    1,000,000   Toms River Board of Education, General Obligation Bonds,             7/07 at 100          AAA              1,054,290
                 Series 1997, 5.750%, 7/15/21 (Pre-refunded to 7/15/07)

    5,920,000   The Union County Utilities Authority (New Jersey), Solid Waste       6/08 at 101          AAA              5,407,446
                 Bonds, County Deficiency Agreement, Series 1998A,
                 5.350%, 6/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.4%

    3,990,000   New Mexico Mortgage Finance Authority, Single Family                 7/05 at 102          AAA              4,062,339
                 Mortgage Program Bonds, 1995 Series E, 6.300%, 7/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New York - 15.5%

   22,400,000   Long Island Power Authority, Electric System General Revenue         6/08 at 101          AAA             19,828,704
                 Bonds, Series 1998A, 5.125%, 12/01/22

    7,695,000   The City of New York, General Obligation Bonds,                     No Opt. Call           A-              8,179,477
                 Fiscal 1995 Series E, 6.600%, 8/01/03

   17,365,000   The City of New York, General Obligation Bonds,                     No Opt. Call           A-             19,086,913
                 Fiscal 1996 Series F, 7.000%, 2/01/06

   11,130,000   The City of New York, General Obligation Bonds,                  3/06 at 101 1/2           A-             10,920,867
                 Fiscal 1996 Series I, 5.875%, 3/15/18

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM) (continued)
                            October 31, 1999

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                New York (continued)

$   9,000,000   The City of New York, General Obligation Bonds,                  2/06 at 101 1/2           A-         $    8,806,140
                 Fiscal 1996 Series J (Subseries J-1), 5.875%, 2/15/19

    8,000,000   The City of New York, General Obligation Bonds, Fiscal 1997,     8/06 at 101 1/2           A-              7,805,600
                  Series E, 5.875%, 8/01/24

                The City of New York, General Obligation Bonds, Fiscal 1993 Series A:
    3,140,000    6.375%, 8/01/08 (Pre-refunded to 8/01/02)                       8/02 at 101 1/2          Aaa              3,343,755
      660,000    6.500%, 8/01/11 (Pre-refunded to 8/01/02)                       8/02 at 101 1/2          Aaa                704,946

                The City of New York, General Obligation Bonds, Fiscal 1993 Series A:
    6,860,000    6.375%, 8/01/08                                                 8/02 at 101 1/2           A-              7,234,556
    1,340,000    6.500%, 8/01/11                                                 8/02 at 101 1/2           A-              1,417,439

                The City of New York, General Obligation Bonds, Fiscal 1997 Series I:
    6,950,000    6.250%, 4/15/27 (Pre-refunded to 4/15/07)                           4/07 at 101        A-***              7,553,747
    5,070,000    6.250%, 4/15/27                                                     4/07 at 101           A-              5,118,114

                The City of New York, General Obligation Bonds, Fiscal 1995 Series D:
      285,000    6.600%, 2/01/03                                                    No Opt. Call        A-***                302,274
   10,465,000    6.600%, 2/01/03                                                    No Opt. Call           A-             11,049,680

    1,370,000   New York City, Municipal Water Finance Authority, Water and          6/07 at 101          AAA              1,273,675
                 Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.500%, 6/15/27

    3,150,000   New York City, Municipal Water Finance Authority, Water and          6/05 at 101          AAA              3,104,609
                 Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25

    4,000,000   The Trust for Cultural Resources of the City of New York, Revenue    4/07 at 101          AAA              3,831,720
                 Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/27

    2,500,000   Dormitory Authority of the State of New York, City University System 7/06 at 102         BBB+              2,454,775
                 Consolidated Revenue Bonds, 1996 Series 2, 6.000%, 7/01/20

   16,200,000   New York State Energy Research and Development Authority,           12/01 at 101          AAA             16,328,952
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)

    7,635,000   New York State Medical Care Facilities Finance Agency,               5/05 at 102          AA-              8,132,191
                 Mercy Medical Center Project Revenue Bonds, 1995 Series A,
                 5.875%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.4%

    7,000,000   County of Cumberland, North Carolina, Hospital Facility Revenue     10/09 at 101           A-              6,125,280
                 Bonds (Cumberland County Hospital System Inc.), Series 1999
                 (Cape Fear Valley Health System), 5.250%, 10/01/19

    5,185,000   City of Durham Urban Redevelopment, Mortgage Revenue Bonds           8/07 at 105          AAA              5,522,440
                 (Durham Hosiery Mill Project) (FHA-Insured), Series 1987,
                 7.500%, 8/01/29 (Alternative Minimum Tax)

    1,825,000   North Carolina Housing Finance Agency, Single Family Revenue         3/06 at 102           AA              1,863,690
                 Bonds, Series JJ (1985 Resolution), 6.450%, 9/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 0.4%

    4,095,000   Mercer County, North Dakota, Pollution Control Revenue           1/00 at 102 1/2            A              4,221,617
                 Bonds (Basin Electric Power Cooperative - Antelope Valley
                 Station), 1984 Series B, 7.000%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.4%

    2,000,000   Ohio Housing Finance Agency, Multifamily Housing Mortgage            1/08 at 102          Aa2              1,808,180
                 Revenue Bonds, Series 1998B-1 (FHA- Insured Mortgage
                 Loan - Courtyards of Kettering Project), 5.550%, 1/01/40
                 (Alternative Minimum Tax)

    5,250,000   Ohio Air Quality Development Authority, Air Quality Development      4/07 at 102          AAA              4,902,240
                 Revenue Bonds (JMG Funding, Limited Partnership Project),
                 Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

    6,750,000   Ohio Water Development Authority, Solid Waste Disposal Revenue       9/08 at 102          N/R              6,107,603
                 Bonds (Bay Shore Power Project), Convertible Series 1998B,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Oklahoma - 0.4%

$   1,000,000   Tulsa County Industrial Authority (Tulsa, Oklahoma), Recreational    9/02 at 102           A-         $    1,058,880
                 Facilities Revenue Bonds, Refunding Series 1992, 6.600%, 9/01/08

    2,990,000   Tulsa County Public Facilities Authority (Tulsa, Oklahoma),         11/02 at 102           A-              3,172,659
                 Recreational Facility Refunding Revenue Bonds, Series 1992,
                 6.600%, 11/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 2.5%

   13,350,000   State of Oregon, General Obligation Bonds, Elderly and Disabled      8/02 at 102           AA             13,845,686
                 Housing Bonds, 1992 Series B, 6.375%, 8/01/24

    5,450,000   State of Oregon, General Obligation Bonds, Veterans Welfare Bonds,  10/05 at 102           AA              5,449,673
                 Series 75, 6.000%, 4/01/27

    1,750,000   State of Oregon, Housing and Community Services Department,      7/07 at 101 1/2          Aa2              1,610,595
                 Mortgage Revenue Bonds (Single-Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)

    3,005,000   City of Portland, Oregon, Limited Tax Improvement Bonds,             6/06 at 100           Aa              2,957,190
                 1996 Series A, 5.550%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.4%

    2,400,000   Beaver County Industrial Development Authority (Pennsylvania),       7/05 at 102            A              2,725,128
                 Collateralized Pollution Control Revenue Refunding Bonds,
                 Series 1995-A (The Cleveland Electric Illuminating Company -
                 Beaver Valley Project), 7.750%, 7/15/25

    1,000,000   Delaware Valley Regional Finance Authority, Local Government        No Opt. Call          AAA                960,290
                 Revenue Bonds, Series 1997B, 5.700%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.6%

    5,000,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,     7/08 at 101          AAA              4,066,200
                 Series 1998 (General Obligation Bonds), 4.500%, 7/01/23

    1,375,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/05 at 100         BBB+              1,269,386
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.2%

    2,135,000   School District No. 4 of Lexington County, South Carolina,           7/04 at 102         Baa2              2,268,736
                 Certificates of Participation, Series 1994, 7.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 1.2%

                South Dakota Building Authority, Revenue Bonds, Series 1992:
      510,000    6.700%, 9/01/17 (Pre-refunded to 9/01/02)                           9/02 at 102          AAA                550,173
    9,860,000    6.700%, 9/01/17 (Pre-refunded to 9/01/04)                           9/04 at 100          AAA             10,559,961


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.4%

    4,850,000   The Health and Educational Facilities Board of the City of           1/09 at 101          AAA              4,220,373
                 Johnson City, Tennessee, Hospital Revenue Refunding and
                 Improvement Bonds, Series 1998C (Johnson City Medical Center
                 Hospital), 5.125%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 2.1%

    1,150,000   Baytown Housing Finance Corporation, Single Family Mortgage          9/02 at 103          Aa2              1,243,668
                 Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/01/11

    3,000,000   Brazos River Authority (Texas), Revenue Refunding Bonds             No Opt. Call          AAA              2,643,810
                 (Houston Lighting and Power Company Project), Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax)

    1,320,000   Hidalgo County Housing Finance Corporation (Florida), Single Family  4/04 at 102          Aaa              1,362,478
                 Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)

    1,385,000   Houston Independent School District Public Facility Corporation     No Opt. Call          AAA                612,212
                 (Harris County, Texas), Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/13

    6,630,000   Houston Independent School District Public Facility Corporation     No Opt. Call          AAA              2,930,659
                 (Harris County, Texas), Lease Revenue Bonds (West Side
                 High School), Series 1998B, 0.000%, 9/15/13

    1,000,000   Humble Independent School District (Harris County, Texas),           2/10 at 100          AAA                697,100
                 Unlimited Tax Schoolhouse Bonds, Series II 1997, 3.500%, 2/15/18

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM) (continued)
                            October 31, 1999
    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   2,000,000   Port Arthur Housing Finance Corporation, Single Family Mortgage      9/02 at 103            A         $    2,132,160
                 Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12

    7,490,000   State of Texas, Veterans Housing Assistance Bonds, Series 1993,     12/03 at 102          Aa1              7,806,827
                 General Obligation Bonds, 6.800%, 12/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.5%

    6,000,000   Redevelopment Agency of Salt Lake County, Utah, Central              3/02 at 102            A              5,972,340
                 Business District Neighborhood Redevelopment, Junior Lien
                 Tax Increment Bonds, Series 1992A, 5.800%, 3/01/15

    2,185,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/04 at 102          AAA              2,230,972
                 1994 Issue B (Federally Insured or Guaranteed Mortgage Loans),
                 6.450%, 7/01/14

    1,240,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/07 at 101 1/2          AAA              1,214,766
                 1997 Series E2 Class I, 5.875%, 1/01/19 (Alternative Minimum Tax)

    1,550,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,       1/09 at 101 1/2          AAA              1,455,140
                 1997 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)

    3,000,000   Municipal Building Authority of Weber County, Utah,                 12/04 at 102          AAA              3,428,100
                 Lease Revenue Bonds, Series 1994, 7.500%, 12/15/19
                 (Pre-refunded to 12/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.7%

    6,620,000   Vermont Housing Finance Agency, Single Family Housing Bonds,         5/02 at 102           A+              6,710,231
                 Series 4, 6.400%, 11/01/25


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.8%

    7,000,000   The County Commission of Harrison County, West Virginia,             5/03 at 102          AAA              7,033,880
                 Solid Waste Disposal Revenue Bonds (The Potomac Edison
                 Company - Harrison Station Project), Series B, 6.250%, 5/01/23
                 (Alternative Minimum Tax)

    1,000,000   The County Commission of Pleasants County, West Virginia,            4/09 at 101          AAA                907,640
                 Pollution Control Revenue Bonds (West Penn Power
                 Company - Pleasants Station Project), 1999 Series E,
                 5.500%, 4/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.2%

    8,410,000   Wisconsin Housing and Economic Development Authority,                1/05 at 102           AA              8,718,896
                 Home Ownership Revenue Bonds, 1995 Series B,
                 7.100%, 9/01/15 (Alternative Minimum Tax)

    3,215,000   Wisconsin Health and Educational Facilities Authority, Revenue       2/07 at 102          AAA              3,071,061
                 Bonds, Series 1997 (Marshfield Clinic Project), 5.625%, 2/15/17
------------------------------------------------------------------------------------------------------------------------------------
$ 993,436,000   Total Investments - (cost $894,078,607) - 97.2%                                                          920,728,695
=============

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.9%

$   3,000,000   California Health Facilities Financing Authority, Refunding                            VMIG-1         $    3,000,000
                 Revenue Bonds (St. Joseph Health System), Series 1985B,
                 Variable Rate Demand Bonds, 3.500%, 7/01/13+

    3,000,000   Port Authority of Cincinnati and Hamiltion County, Daily Adjustable                    VMIG-1              3,000,000
                 Economic Development Revenue Bonds (Kenwood Office
                 Associates Project), Series 1985, Variable Rate Demand Bonds,
                 3.750%, 9/01/25+

    3,000,000   The City of New York, General Obligation Bonds, Fiscal                                 VMIG-1              3,000,000
                 1995 Series B, Variable Rate Demand Bonds, 3.500%, 8/15/05+
------------------------------------------------------------------------------------------------------------------------------------

$   9,000,000   Total Short-Term Investments - (cost $9,000,000)                                                           9,000,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      17,752,358
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  947,481,053
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
                            October 31, 1999
    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Alabama - 4.2%

$   8,000,000   Alabama Higher Education Loan Corporation, Student Loan Revenue     No Opt. Call          AAA         $    8,298,880
                 Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)

   11,745,000   Alabama Special Care Facilities Financing Authority of Birmingham,  11/05 at 101          Aa2             10,173,636
                 Hospital Revenue Bonds (Daughters of Charity National Health
                 System - Providence Hospital and St. Vincent's Hospital),
                 Series 1995, 5.000%, 11/01/25

   11,000,000   The DCH Health Care Authority, Health Care Facilities Revenue       12/02 at 102           A+             10,204,150
                 Bonds, Series 1993-B, 5.750%, 6/01/23

   11,000,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement         2/09 at 101          AAA             10,470,020
                 Warrants, Series 1999-A, 5.750%, 2/01/38


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.2%

      475,000   Arkansas Development Finance Authority, Single Family Mortgage       8/01 at 103           AA                489,345
                 Revenue Refunding Bonds, 1991 Series A (FHA-Insured or VA
                 Guaranteed Mortgage Loans), 8.000%, 8/15/11

      366,303   City of Jacksonville, Arkansas, Residential Housing Facilities       7/03 at 103          Aaa                389,014
                 Board, Single Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 1/01/11

      584,499   Residential Housing Facilities Board of Lonoke County, Arkansas,     4/05 at 103          Aaa                618,283
                 Single Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                California - 2.8%

    4,780,000   Foothill/Eastern Transportation Corridor Agency (California),       No Opt. Call          Aaa              2,150,809
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14

                Community Redevelopment Financing Authority of the City of
                Los Angeles, California, Grand Central Square Multifamily Housing
                Bonds, 1993 Series A:
      500,000    5.750%, 12/01/13 (Alternative Minimum Tax)                          6/03 at 102           BB                477,225
    3,705,000    5.900%, 12/01/26 (Alternative Minimum Tax)                         11/99 at 100            A              3,548,093

    4,500,000   Los Angeles County Transportation Commission (California),           7/02 at 102          Aaa              4,877,550
                 Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

    1,715,000   Housing Authority of the County of Merced (California), Multifamily  1/04 at 102          Aaa              1,684,867
                 Housing Refunding Revenue Bonds, Series 1993A (Belmont Park
                 Apartments Project), 5.875%, 1/01/19

    2,500,000   Transmission Agency of Northern California, California-Oregon        5/02 at 102          AAA              2,600,075
                 Transmission Project Revenue Bonds, 1992 Series A, 6.500%, 5/01/16

    5,000,000   Airports Commission of the City and County of San Francisco,         5/04 at 101          AAA              5,061,750
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 8, 6.300%, 5/01/25 (Alternative Minimum Tax)

    3,545,000   Redevelopment Agency of the City of San Leandro, Plaza 1 and         6/03 at 102           A-              3,563,044
                 Plaza 2 Redevelopment Projects, 1993 Tax Allocation Bonds,
                 Series A, 6.125%, 6/01/23

    1,945,000   South Gate Public Financing Authority (Los Angeles County,          No Opt. Call          AAA              2,068,313
                 California), Water Revenue Refunding Bonds, 1996 Series A,
                 6.000%, 10/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.5%

    4,000,000   Colorado Housing and Finance Authority, Single-Family Program       10/09 at 105          Aa2              4,309,200
                 Bonds, 1999 Series C-3, Senior Bonds (Non-AMT),
                 6.750%, 10/01/21

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    6,000,000    7.500%, 11/15/02 (Alternative Minimum Tax)                         11/01 at 102         BBB+              6,370,440
    3,040,000    7.750%, 11/15/13 (Alternative Minimum Tax)                         No Opt. Call         BBB+              3,567,987
      865,000    7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102          Aaa                939,624
                 (Pre-refunded to 11/15/01)
    3,280,000    7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102         BBB+              3,493,331
      210,000    7.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100          Aaa                221,252
                 (Pre-refunded to 11/15/01)
      790,000    7.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100         BBB+                813,526

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Colorado (continued)

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1992C:
$   1,100,000    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102          Aaa         $    1,191,322
                 (Pre-refunded to 11/15/02)
    4,140,000    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102         BBB+              4,178,419

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991A:
      315,000    8.750%, 11/15/23 (Alternative Minimum Tax)                         11/01 at 102          Aaa                348,170
                 (Pre-refunded to 11/15/01)
      885,000    8.750%, 11/15/23 (Alternative Minimum Tax)                         11/01 at 102         BBB+                959,490

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1990A:
      405,000    8.500%, 11/15/23 (Alternative Minimum Tax)                         11/00 at 102          Aaa                431,536
                 (Pre-refunded to 11/15/00)
    3,695,000    8.500%, 11/15/23 (Alternative Minimum Tax)                         11/00 at 102         BBB+              3,886,918
      115,000    8.000%, 11/15/25 (Alternative Minimum Tax)                         11/00 at 102          Aaa                121,959
                 (Pre-refunded to 11/15/00)
    1,190,000    8.000%, 11/15/25 (Alternative Minimum Tax)                         11/00 at 102         BBB+              1,245,835


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.6%

    3,000,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      5/06 at 102           AA              3,063,510
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18

    2,400,000   Connecticut Development Authority, Water Facilities Revenue Refunding 12/03 at 102        AAA              2,564,592
                 Bonds (The Connecticut Water Company Project), 1993 Series,
                 6.650%, 12/15/20


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 4.1%

    6,000,000   District of Columbia (Washington, D.C.), General Obligation         No Opt. Call          AAA              5,997,300
                  Refunding Bonds, Series 1993 B, 5.500%, 6/01/10

    3,240,000   District of Columbia (Washington, D.C.), Hospital Revenue Refunding  8/02 at 102        A-***              3,482,870
                 Bonds (Medlantic Healthcare Group, Inc. Issue), Series 1992B,
                 6.750%, 8/15/07 (Pre-refunded to 8/15/02)

    4,250,000   District of Columbia (Washington, D.C.), Hospital Revenue Refunding  8/06 at 102          AAA              4,277,455
                 Bonds (Medlantic Healthcare Group, Inc. Issue), Series 1993A,
                 5.750%, 8/15/14

    9,500,000   District of Columbia (Washington,D.C.), General Obligation          No Opt. Call          AAA              9,984,431
                 Refunding Bonds, Series 1993A, 6.000%, 6/01/07

                District of Columbia (Washington D.C.), General Obligation Bonds,
                Series 1993E:
      185,000    6.000%, 6/01/09 (Pre-refunded to 6/01/03)                           6/03 at 102          AAA                196,772
    4,815,000    6.000%, 6/01/09                                                     6/03 at 102          AAA              5,013,667

    4,130,000   District of Columbia (Washington D.C.), Housing Finance Agency,     12/04 at 103          AAA              4,065,985
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1988F-1, 5.850%, 12/01/14 (Alternative Minimum Tax)

    4,500,000   District of Columbia (Washington D.C.), University Revenue          10/02 at 102          AAA              4,861,530
                 Refunding Bonds (The Howard University Issue), Series 1992A,
                 6.750%, 10/01/12 (Pre-refunded to 10/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.9%

    9,500,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,   10/18 at 100          AAA              8,220,065
                 Series 1998, 5.000%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.1%

    3,400,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,      No Opt. Call          AAA              3,260,906
                 Series 1999A, 5.500%, 11/01/22

    2,425,000   Development Authority of Burke County, Georgia, Pollution Control   No Opt. Call          AAA              2,543,752
                 Revenue Bonds (Oglethorpe Power Corporation - Vogtle Project),
                 Series 1992, 7.500%, 1/01/03

    2,880,000   Municipal Electric Authority of Georgia, General Power Revenue      No Opt. Call            A              3,472,416
                 Bonds, 1992B Series, 8.250%, 1/01/11

    4,185,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,       No Opt. Call          AAA              4,910,261
                 Series EE, 7.250%, 1/01/24
    5,500,000   Municipal Electric Authority of Georgia, General Power Revenue      No Opt. Call          AAA              5,402,045
                 Bonds, 1993B Series, 5.700%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.7%

    1,500,000   State of Hawaii, Airports System Revenue Bonds, Series of 1990       7/00 at 102          AAA              1,555,290
                 (Payable Solely from the Receipts of the Aviation Fuel Tax and the
                 Revenues of the State of Hawaii Airports System), 7.300%, 7/01/20
                 (Alternative Minimum Tax)

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            October 31, 1999

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Hawaii (continued)

                City and County of Honolulu, Hawaii, General Obligation Bonds,
                Refunding and Improvement, Series 1993B:
$   1,580,000    5.000%, 10/01/13                                                   No Opt. Call          Aaa         $    1,498,630
    3,420,000    5.000%, 10/01/13                                                   No Opt. Call          AA-              3,187,235


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 11.7%

    4,000,000   Board of Education of the City of Chicago, General Obligation       No Opt. Call          AAA              4,206,480
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15

    5,000,000   City of Chicago, Sales Tax Revenue Bonds, Series 1998,               7/08 at 102          AAA              4,391,600
                 5.250%, 1/01/28

                Cook County School District 99 (Cicero), General Obligation School
                Bonds, Series 1997:
    1,345,000    8.500%, 12/01/12                                                   No Opt. Call          Aaa              1,702,636
    1,455,000    8.500%, 12/01/13                                                   No Opt. Call          Aaa              1,848,287
    1,685,000    8.500%, 12/01/15                                                   No Opt. Call          Aaa              2,170,145

    2,685,000   Illinois Development Finance Authority, Child Care Facility Revenue  9/02 at 102          N/R              2,741,734
                 Bonds, Series 1992 (Illinois Facilities Fund Project), 7.400%, 9/01/04

    2,240,000   Illinois Educational Facilities Authority, Revenue Bonds, Chicago   No Opt. Call          AAA              2,512,182
                 College of Osteopathic Medicine, Series A, 8.750%, 7/01/05

   10,360,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds,  7/01 at 102        A1***             11,024,698
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/21
                 (Pre-refunded to 7/01/01)

    3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,      10/03 at 102           A-              2,668,860
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

    2,000,000   Illinois Health Facilities Authority, Revenue Bonds,                 7/02 at 102         BBB+              2,152,300
                 Series 1992 (Trinity Medical Center), 7.000%, 7/01/12

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Series 1993C (Lutheran General Healthsystem):
    5,705,000    7.000%, 4/01/08                                                    No Opt. Call           A+              6,332,151
    4,075,000    7.000%, 4/01/14                                                    No Opt. Call           A+              4,574,188

    8,190,000   Illinois Housing Development Authority, Multi-Family Program Bonds,  9/04 at 102           A+              8,586,969
                 Series 5, 6.650%, 9/01/14

    3,410,000   Illinois Housing Development Authority, Section 8 Elderly Housing   11/02 at 102            A              3,494,500
                 Revenue Bonds (Skyline Towers Apartments), Series 1992B,
                 6.875%, 11/01/17

    3,115,000   Illinois Housing Development Authority, Section 8 Elderly Housing    1/03 at 102         A***              3,342,488
                 Revenue Bonds (Morningside North Development), Series 1992D,
                 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990    11/00 at 102        A3***              5,265,450
                 (Riverside Senior Living Center Project), 7.500%, 11/01/20
                 (Pre-refunded to 11/01/00)

   11,375,000   Illinois Health Facilities Authority, Refunding Revenue Bonds,      11/00 at 102          AAA             12,190,474
                 Series 1990-B (Hinsdale Hospital), 9.000%, 11/15/15

    2,025,000   Long Creek Township, Macon County, Illinois, Waterworks              5/03 at 100          N/R              2,056,955
                 Refunding Revenue Bonds, Series 1993, 7.250%, 5/01/23

    3,050,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,        No Opt. Call          AAA              3,505,762
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20

   14,375,000   Village of Wheeling, Illinois, Multifamily Housing Revenue Bonds,    2/03 at 100          AAA             14,562,163
                 Series 1993A (FHA-Insured Mortgage Loan - Arlington Club Project),
                 6.400%, 2/01/40

    4,510,000   Town of Wood River, Wood River Township Hospital, Madison            2/04 at 102          N/R              4,564,977
                 County, Illinois, General Obligation Bonds (Alternate Revenue
                 Source), Series 1993, 6.625%, 2/01/14

    4,295,000   Town of Wood River, Wood River Township Hospital, Madison            2/04 at 102          N/R              4,320,040
                 County, Illinois, General Obligation Tort Immunity Bonds,
                 Series 1993, 6.500%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 3.8%

    2,250,000   Indiana Bond Bank, Special Program Bonds, Series 1992B,              2/03 at 102           A+              2,393,483
                 6.750%, 8/01/12

    3,200,000   Indiana Health Facility Financing Authority, Hospital Revenue        9/02 at 102            A              3,406,336
                 Refunding Bonds, Series 1992 (The Methodist Hospitals, Inc.),
                 6.750%, 9/15/09

    2,100,000   City of Indianapolis, Indiana, Economic Development Revenue          7/03 at 103          N/R              1,966,566
                 Bonds, Series 1993A (The Meadows - Section 8 Assisted Project),
                 6.000%, 7/01/23 (Alternative Minimum Tax)


                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            October 31, 1999
    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Indiana (continued)

$   6,065,000   City of Indianapolis, Indiana, Multifamily Housing First Mortgage    5/09 at 102           A3         $    5,674,050
                 Revenue Bonds, Series 1999A (Keystone at Fall Creek Apartments),
                 6.500%, 5/01/31 (Alternative Minimum Tax)

    2,000,000   Hospital Authority of the City of Kokomo (Indiana), Hospital        No Opt. Call       N/R***              2,104,920
                 Revenue  Refunding Bonds, Series 1993 (St. Joseph Hospital
                 and Health Center of Kokomo), 6.250%, 8/15/05

    3,615,000   Mooresville Consolidated School Building Corporation, First Mortgage 1/04 at 101       N/R***              3,837,323
                 Bonds, Series 1994A (Morgan County, Indiana), 6.200%, 7/15/15
                 (Pre-refunded to 1/15/04)

    5,900,000   Muncie School Building Corporation, First Mortgage Bonds,            7/01 at 102       N/R***              6,233,704
                 Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)

    9,500,000   City of Petersburg, Indiana, Pollution Control Refunding Revenue     1/03 at 102          Aa2              9,604,975
                 Bonds, Series 1993A (Indianapolis Power and Light Company Project),
                 6.100%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.5%

      585,000   City of Davenport, Iowa, Home Ownership Mortgage Revenue             9/04 at 102           A1                604,943
                 Refunding Bonds, Series 1994, 7.900%, 3/01/10

    3,810,000   Iowa Finance Authority, Hospital Revenue Bonds (Trinity Regional     7/02 at 102       N/R***              4,101,122
                 Hospital Project), Series 1993, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.3%

    1,095,000   Johnson County, Kansas, Single Family Mortgage Revenue Refunding     5/04 at 103           A2              1,147,418
                 Bonds, Series 1994, 7.100%, 5/01/12

                Kansas Development Finance Authority, Multifamily Housing Refunding
                Revenue Bonds (First Kansas State Partnership, L.P. Project), Series 1998Y:
    7,910,000    6.000%, 12/01/20 (Alternative Minimum Tax)                         12/08 at 101          N/R              7,339,294
    2,460,000    6.125%, 12/01/28 (Alternative Minimum Tax)                         12/08 at 101          N/R              2,269,448

      875,000   Labette County, Kansas, Single Family Mortgage Revenue Refunding     6/03 at 103          Aa2                910,018
                 Bonds, 1993 Series A, 8.400%, 12/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.7%

    6,585,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A,  7/06 at 102          AAA              6,709,259
                 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.1%

    3,375,000   Clover Dale Housing Corporation, 1995 Multifamily Mortgage Revenue   4/01 at 100          AA-              3,391,706
                 Refunding Bonds (Clover Dale Plaza - FHA-Insured Mortgage,
                 Section 8 Assisted Project), Series A, 6.550%, 2/01/22

    6,325,000   Orleans Levee District (A Political Subdivision of the State of     12/05 at 103          AAA              6,415,448
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.8%

    7,520,000   Maine Educational Loan Marketing Corporation, Subordinate Student   No Opt. Call            A              7,530,528
                 Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.6%

    5,000,000   Community Development Administration, Maryland Department of         1/07 at 102          Aa2              4,939,400
                 Housing and Community Development Revenue Bonds,
                 Series 1996A, 5.875%, 7/01/16

    2,000,000   Maryland Health and Higher Educational Facilities Authority,         7/03 at 102         Baa1              1,838,100
                 Project and Refunding Revenue Bonds, Doctors Community
                 Hospital Issue, Series 1993, 5.750%, 7/01/13

      540,000   Maryland Transportation Authority, Special Obligation Revenue        7/04 at 102          AAA                543,051
                 Bonds, Baltimore/Washington International Airport Projects,
                 Series 1994-A (Qualified Airport Bonds), 6.400%, 7/01/19
                 (Alternative Minimum Tax)

    6,800,000   Housing Opportunities Commission of Montgomery County                7/06 at 102          Aaa              7,018,212
                 (Montgomery County, Maryland), Multifamily Housing Revenue
                 Bonds, 1996 Series B, 6.400%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 1.3%

    2,000,000   Massachusetts Health and Educational Facilities Authority,           7/03 at 102      Baa1***              2,115,800
                 Revenue Bonds, Faulkner Hospital Issue, Series C,
                 6.000%, 7/01/13 (Pre-refunded to 7/01/03)

    2,000,000   Massachusetts Housing Finance Agency, Housing Project                4/03 at 102           A+              2,068,360
                 Revenue Bonds, 6.300%, 10/01/13

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            October 31, 1999

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Massachusetts (continued)

$   4,195,000   Massachusetts Health and Educational Facilities Authority,           2/04 at 102          Aa2         $    4,038,485
                 Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured
                 Project), Series B, 6.000%, 2/15/34

    3,290,000   Massachusetts Industrial Finance Agency, Resource Recovery           7/01 at 103          N/R              3,544,120
                 Revenue Bonds, SEMASS Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 4.7%

    5,000,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue   9/03 at 102          AAA              4,807,050
                 Refunding Bonds (Cobo Hall Expansion Project), Series 1993,
                 5.250%, 9/30/12

   10,225,000   City of Detroit, Michigan, Water Supply System Revenue (Senior Lien) 7/07 at 101          AAA              8,760,167
                 Bonds, Series 1997-A, 5.000%, 7/01/27

    3,500,000   Hamilton Community Schools, County of Allegan, State of Michigan,    5/08 at 100          AAA              3,015,565
                 1998 School Building and Site and Refunding Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/24

    2,545,000   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage     8/08 at 100          AAA              2,391,766
                 Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 4.625%, 8/01/18

    1,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue       5/06 at 102          AAA                975,500
                 Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1996, 5.750%, 5/15/16

    2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and     No Opt. Call          BBB              1,962,060
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993B, 5.000%, 8/15/03

    3,200,000   Michigan State Hospital Finance Authority, Hospital Revenue and      8/02 at 102          AAA              3,205,568
                 Refunding Bonds, Series 1992 (Bon Secours Health System Project),
                 6.100%, 8/15/22

   10,500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds    8/08 at 101          BBB              8,353,905
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/23

    3,750,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue        6/03 at 102          AAA              3,843,225
                 Bonds (Consumers Power Company Project), Collateralized
                 Series 1993B, 5.800%, 6/15/10

    6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds          9/03 at 102          AAA              6,236,160
                 (The Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.3%

    5,000,000   Minneapolis/St. Paul, Minnesota, Housing Finance Board, Single      11/07 at 102          AAA              4,739,100
                 Family Mortgage Revenue Bonds, FNMA/GNMA Backed Program,
                 Phase XI-AB, 5.800%, 11/01/30 (Alternative Minimum Tax)

    4,000,000   Minneapolis Community Development Agency, Limited Tax               12/02 at 102           A-              4,258,360
                 Supported Development Revenue Bonds, Series 1992G-3,
                 7.375%, 12/01/12

    2,720,000   City of Minnetonka, Minnesota, Multifamily Housing Revenue           6/04 at 102          AAA              2,823,550
                 Refunding Bonds, Series 1994A (GNMA Collateralized Mortgage
                 Loan - Brier Creek Project), 6.450%, 6/20/24


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.9%

    2,000,000   Mississippi Higher Education Assistance Corporation, Student Loan    9/02 at 102          Aaa              2,027,560
                 Revenue Bonds, Senior Series 1993-B, 5.800%, 9/01/06
                 (Alternative Minimum Tax)

    1,080,000   Mississippi Housing Finance Corporation, Single Family Mortgage      4/00 at 102          AAA              1,103,101
                 Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                 Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)

    1,965,000   Mississippi Home Corporation, Single Family Mortgage Revenue         4/05 at 102          Aaa              2,005,302
                 Bonds, Series 1995B, 6.550%, 4/01/21 (Alternative Minimum Tax)

    1,695,000   Mississippi Regional Housing Authority No. V, Multifamily Housing    7/00 at 105          AAA              1,753,020
                 Revenue Refunding Bonds, Series 1993A (FHA-Insured Mortgage
                 Loan - Deville Apartments Section 8 Assisted Project),
                 7.050%, 7/01/21

    1,785,000   Mississippi Educational Facilities Authority, For Private,           6/03 at 102          N/R              1,791,158
                 Nonprofit Institutions of Higher Learning, Educational Facilities
                 Revenue Bonds (Tougaloo College Project), Series 1993A,
                 6.500%, 6/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.6%

   10,000,000   Energy America (Nebraska) , Natural Gas Revenue Note                No Opt. Call          N/R              9,648,900
                 (Metropolitan Utility District Project), Series 1997B,
                 5.700%, 7/01/08

    9,000,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate     No Opt. Call          AAA              8,882,640
                 Bonds, Series A-5A, 6.250%, 6/01/18 (Alternative Minimum Tax)

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Nebraska (continued)

$   5,075,000   Airport Authority of the City of Omaha (Nebraska), Airport Facilities 1/02 at 102          A1         $    5,506,933
                 Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.7%

    4,500,000   Clark County School District, Nevada, General Obligation - Limited  No Opt. Call          AAA              5,084,325
                 Tax School Improvement Bonds (Current Coupon Bonds),
                 Series 1991A, 7.000%, 6/01/10

    1,725,000   Nevada Housing Division, Single Family Program Senior Bonds,         4/04 at 102           A1              1,743,975
                 1993 Issue B, 6.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.4%

    2,090,000   New Hampshire Housing Finance Authority, Single Family Residential   7/00 at 102          Aa3              2,147,078
                 Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22
                 (Alternative Minimum Tax)

    1,780,000   New Hampshire Housing Finance Authority, Single Family Mortgage      1/07 at 102          Aa3              1,790,805
                 Acquisition Revenue Bonds, 1996 Series C, 6.200%, 7/01/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.3%

      365,000   New Mexico Educational Assistance Foundation, Student Loan Revenue  12/02 at 101            A                374,570
                 Bonds, Student Loan Revenue Bonds, Subordinate 1992 Series
                 One B, 6.850%, 12/01/05 (Alternative Minimum Tax)

    1,910,000   New Mexico Mortgage Finance Authority, Single Family Mortgage        7/02 at 102          Aa1              1,963,289
                 Purchase Refunding Senior Bonds, 1992 Series A2, 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                New York - 14.4%

   30,050,000   Atlas Community Housing Opportunity Trust, Series 1999-1,           No Opt. Call          N/R             28,739,520
                 Class A Certificates, 6.750%, 6/01/34 (Optional put 6/01/09)

   10,000,000   Erie County Industrial Development Agency, Solid Waste Disposal     12/10 at 103          N/R             10,696,800
                 Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 9.050%, 12/01/25 (Alternative Minimum Tax)

   14,000,000   Long Island Power Authority (New York), Electric System General      6/03 at 101           A-             12,591,460
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/29

    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1995         No Opt. Call           A-              1,089,130
                 Series A, 7.000%, 8/01/04

    3,500,000   The City of New York, General Obligation Bonds, Fiscal 1996         No Opt. Call           A-              3,740,485
                 Series B, 6.750%, 8/15/03

   14,310,000   The City of New York, General Obligation Bonds, Fiscal 1996         No Opt. Call           A-             15,286,514
                 Series F, 6.500%, 2/01/05

                The City of New York, General Obligation Bonds, Fiscal 1991 Series D:
    4,315,000    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                       8/01 at 101 1/2          Aaa              4,756,640
       85,000    9.500%, 8/01/02                                                 8/01 at 101 1/2           A-                 92,970

   16,915,000   New York City Transitional Finance Authority, Future Tax Secured Bonds,
                 Fiscal 1998 Series C,                                               5/08 at 101           AA             14,435,938
                 5.000%, 5/01/26

                Dormitory Authority of the State of New York, The New York and
                Presbyterian Hospital FHA-Insured Mortgage Hospital Revenue
                Bonds, Series 1998:
    4,350,000    5.500%, 8/01/10                                                    No Opt. Call          AAA              4,365,356
    5,000,000    5.500%, 8/01/11                                                    No Opt. Call          AAA              4,993,100

   10,445,000   New York State Medical Care Facilities Finance Agency, Hospital      8/02 at 102          AAA             10,583,919
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22

    4,200,000   New York State Medical Care Facilities Finance Agency, FHA-Insured   2/05 at 102           AA              4,254,852
                 Mortgage Project Revenue Bonds, 1995 Series B, 6.150%, 2/15/35

                New York State Medical Care Facilities Finance Agency, Hospital
                and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                1994 Series A:
    4,875,000    6.200%, 2/15/21 (Pre-refunded to 2/15/04)                           2/04 at 102        AA***              5,230,924
    3,365,000    6.200%, 2/15/21                                                     2/04 at 102           AA              3,398,953

    7,500,000   New York State Thruway Authority, General Revenue Bonds, Series C,   1/05 at 102          AAA              8,026,500
                 6.000%, 1/01/15 (Pre-refunded to 1/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.2%

    2,000,000   North Carolina Municipal Power Agency Number 1, Catawba Electric    No Opt. Call          AAA              2,078,240
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            October 31, 1999

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                North Dakota - 1.0%

$   8,045,000   Mercer County, North Dakota, Pollution Control Revenue Bonds     1/00 at 102 1/2            A         $    8,293,751
                 (Basin Electric Power Cooperative - Antelope Valley Station),
                 1984 Series B, 7.000%, 1/01/19

      625,000   City of Minot, North Dakota, Single Family Mortgage Revenue          8/03 at 102           Aa                653,381
                 Refunding Bonds, Series 1993, 7.700%, 8/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.1%

    4,500,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,      11/02 at 102         Baa1              4,573,575
                 Hospital Facilities Revenue Bonds, Series 1992 (Summa Health
                 System Project), 6.250%, 11/15/07

    1,995,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue       1/05 at 103           Aa              1,832,028
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan, Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24
                 (Alternative Minimum Tax)

    3,705,000   Ohio Housing Finance Agency, Residential Mortgage Revenue            3/05 at 102          AAA              3,816,335
                 Bonds (GNMA Mortgage-backed Securities Programs),
                 1995 Series A-1, 6.300%, 9/01/17

    4,215,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student     No Opt. Call           A1              4,237,044
                 Loan Revenue Bonds, Series 1986A, 5.500%, 12/01/01
                 (Alternative Minimum Tax)

    4,370,000   City of Toledo, Ohio, General Obligation - Limited Tax, Various     12/04 at 102          AAA              4,525,179
                 Purpose Improvement Bonds, Series 1994, 5.750%, 12/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.5%

                Oklahoma County Finance Authority, Multifamily Housing First
                Mortgage Revenue Bonds, Series 1998A (Multiple Apartments
                Project):
    3,495,000    7.000%, 4/01/18                                                     4/06 at 102          N/R              3,358,730
    7,000,000    7.125%, 4/01/28                                                     4/06 at 102          N/R              6,684,720

   10,000,000   Tulsa County Industrial Authority (Oklahoma), First Mortgage         3/11 at 101          N/R              9,289,200
                 Multifamily Housing Revenue Bonds, Series 1999 (Stoneridge
                 Apartments Project), 6.125%, 3/01/39 (Alternative Minimum Tax)

    3,340,000   Tulsa Industrial Authority, Hospital Revenue and Refunding Bonds    No Opt. Call          AAA              3,686,959
                 (Hillcrest Medical Center Project), Series 1996, 6.500%, 6/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 1.9%

   12,390,000   Commonwealth of Puerto Rico, Public Improvement Bonds               No Opt. Call          AAA             13,612,521
                 of 1997 (General Obligation Bonds), 6.500%, 7/01/13

    5,000,000   Commonwealth of Puerto Rico, Public Improvement Refunding            7/08 at 101          AAA              4,066,200
                 Bonds, Series 1998 (General Obligation Bonds), 4.500%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.7%

    5,750,000   Piedmont Municipal Power Agency, Electric Revenue Refunding          1/01 at 100          AAA              4,146,325
                 Bonds, Series 1991, 4.000%, 1/01/23

    2,460,000   Piedmont Municipal Power Agency, Electric Revenue Bonds,            No Opt. Call          AAA              2,417,983
                 1998A Refunding Series, 5.500%, 1/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.8%

    5,000,000   The Metropolitan Government of Nashville and Davidson County         5/08 at 102           AA              4,438,550
                 (Tennessee), Electric System Revenue Bonds, 1998 Series A,
                 5.200%, 5/15/23

    2,400,000   Tennessee Housing Development Agency, Mortgage Finance               7/04 at 102           A+              2,477,184
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.8%

    1,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue        12/00 at 102         Baa2              1,040,720
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

    9,950,000   Alliance Airport Authority, Inc., Special Facilities Revenue        No Opt. Call         Baa2             10,645,605
                 Bonds, Series 1991 (American Airlines, Inc. Project),
                 7.000%, 12/01/11 (Alternative Minimum Tax)

    3,345,000   Columbia-Brazoria Independent School District (Brazoria              2/09 at 100          AAA              2,742,599
                 County, Texas), Unlimited Tax School Building Bonds,
                 Series 1999, 4.750%, 2/01/25

    6,000,000   Dallas-Fort Worth International Airport Facility Improvement        11/00 at 102         Baa2              6,230,040
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

    2,500,000   City of Houston, Texas, Airport System Subordinate Lien              7/01 at 102          AAA              2,612,275
                 Revenue Bonds, Series 1991A, 6.750%, 7/01/21
                 (Alternative Minimum Tax)

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Texas (continued)

$   5,000,000   City of Houston, Texas, Water and Sewer System Junior Lien Revenue  12/07 at 102          AAA         $    4,277,450
                 Refunding Bonds, Series 1997D, 5.000%, 12/01/25

    5,000,000   Lower Neches Valley Authority Industrial Development Corporation     3/08 at 101           AA              4,560,100
                 (Texas), Refunding Revenue Bonds, Series 1998 (Mobil Oil Refining
                 Corporation Project), 5.550%, 3/01/33

    1,122,457   The Midland Housing Finance Corporation (Midland, Texas),           11/05 at 103          Aaa              1,199,761
                 Single Family Mortgage Revenue Refunding, Series 1992A,
                 8.450%, 12/01/11

    2,215,000   North Texas Higher Education Authority Inc., Student Loan Revenue    4/03 at 102            A              2,232,521
                 Bonds, Series 1993D, 6.300%, 4/01/09 (Alternative Minimum Tax)

    3,410,000   Ratama Development Corporation, Special Facilities Revenue          No Opt. Call          AAA              4,469,487
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/12

    4,618,965   General Services Commission (An Agency of the State of Texas),       9/05 at 100            A              4,873,701
                 as Lessee, Participation Interests, 7.500%, 9/01/22

    8,500,000   Travis County Health Facilities Development Corporation,            11/03 at 102           Aa              8,523,290
                 Hospital Revenue Bonds (Daughters of Charity National Health
                 System - Daughters of Charity Health Services of Austin),
                 Series 1993B, 6.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.9%

    3,595,000   City of Bountiful, Davis County, Utah, Hospital Revenue Refunding   12/08 at 101          N/R              3,133,402
                 Bonds (South Davis Community Hospital Project), Series 1998,
                 5.750%, 12/15/18

    8,000,000   Intermountain Power Agency (Utah), Power Supply Revenue Bonds,       7/06 at 102           A+              8,251,120
                 Series 1996A, 6.150%, 7/01/14

    6,000,000   Intermountain Power Agency (Utah), Power Supply Revenue              7/07 at 102          AAA              5,830,920
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.1%

    2,645,000   Suffolk Redevelopment and Housing Authority, Multifamily Housing     7/02 at 104         Baa2              2,797,326
                 Revenue Refunding Bonds, Series 1994 (Chase Heritage at
                 Dulles Project), 7.000%, 7/01/24 (Mandatory put 7/01/04)

    9,405,000   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage        7/06 at 100          AAA              7,645,325
                 System Revenue Bonds, Series of 1995A, 4.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 11.7%

    1,050,000   City of Bellevue, King County, Washington, Water and Sewer Revenue   7/04 at 100          Aa2              1,085,564
                 Refunding Bonds, Series 1994, 5.875%, 7/01/09

    1,035,000   Covington Water District, King County, Washington, Water             3/05 at 100          AAA              1,038,405
                 Improvement and Refunding Revenue Bonds, Series 1995,
                 6.050%, 3/01/20

    1,655,000   City of Everett, Washington, Limited Tax General Obligation Bonds,   9/07 at 100          Aaa              1,495,226
                 Series 1997, 5.125%, 9/01/17

    2,000,000   Housing Authority of the County of King, Washington, Housing         5/05 at 100          AA+              2,028,660
                 Revenue Bonds, Series 1995 (Woodridge Park Project),
                 6.350%, 5/01/25 (Alternative Minimum Tax)

    1,000,000   Federal Way School District No. 210, King County, Washington,       No Opt. Call          AAA              1,025,400
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.750%, 12/01/12

    1,360,000   Tahoma School District No. 409, King County, Washington,            No Opt. Call          Aaa              1,439,560
                 Unlimited Tax General Obligation Improvement and Refunding
                 Bonds, Series 1997, 6.000%, 12/01/10

      800,000   Kitsap County, Washington, Sewer Revenue Bonds, Series 1996,         7/06 at 100          AAA                786,056
                 5.750%, 7/01/16

    1,100,000   Public Utility District No. 1 of Klickitat County, Washington,      10/05 at 101          AAA              1,073,677
                 Electric Revenue Bonds, Series 1995, 5.650%, 10/01/15

    1,000,000   Lewis County Public Utility District, Cowlitz Falls Hydroelectric   10/03 at 102          Aa1                937,520
                 Project Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/22

    1,300,000   Port of Seattle, Washington, Revenue Bonds, Series 1996A,            9/06 at 101          AAA              1,213,108
                 5.500%, 9/01/21

    1,000,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A,           12/00 at 100       AA-***              1,022,320
                 6.000%, 12/01/14 (Pre-refunded to 12/01/00)

    1,000,000   Port of Vancouver, Clark County, Washington, Limited Tax General    No Opt. Call          AAA              1,057,030
                 Obligation Bonds, 1994 Series B, 6.000%, 12/01/04
                 (Alternative Minimum Tax)

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            October 31, 1999
    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

$   1,000,000   The City of Renton, Washington, Limited Tax General Obligation       6/07 at 100          AAA         $      982,850
                 Bonds, General Purpose/Public Improvement Bonds, Series 1997B,
                 5.750%, 12/01/17

      900,000   City of Richland, Washington, Water and Sewer Improvement            4/03 at 101          AAA                938,169
                 Revenue Bonds, Series 1993, 5.625%, 4/01/12
                 (Pre-refunded to 4/01/03)

    1,200,000   Sammamish Plateau Water and Sewer District, King County,            12/06 at 100          AAA              1,144,344
                 Washington, Water and Sewer Revenue Refunding Bonds,
                 Series 1996, 5.500%, 12/01/16

                Seattle Indian Services Commission, Special Obligation Bonds,
                Series 1994:
    1,000,000    6.000%, 11/01/16                                                   11/04 at 100          AA+              1,005,780
      750,000    6.150%, 11/01/24                                                   11/04 at 100          AA+                754,185

    1,000,000   The City of Seattle, Washington, Municipal Light and Power          10/06 at 102          AAA                948,140
                 Revenue Bonds, 5.625%, 10/01/21

      500,000   The City of Seattle, Washington, Municipal Light and Power           8/02 at 102           AA                504,390
                 Revenue Bonds, Series 1992A, 5.750%, 8/01/12

      500,000   The City of Seattle, Washington, Water System and Refunding          6/03 at 101           AA                446,395
                 Revenue Bonds, Series 1993, 5.250%, 12/01/23

    1,640,000   Housing Authority of Skagit County, Low- Income Housing Assistance  11/04 at 104          AAA              1,741,746
                 Revenue Bonds, Series 1993 (GNMA Collateralized Mortgage
                 Loan - Sea Mar Project), 7.000%, 6/20/35

    1,385,000   Public Utility District No. 1 of Snohomish County, Washington,       1/04 at 102           A+              1,399,543
                 Generation System Revenue Bonds, Series 1993B,
                 5.750%, 1/01/09 (Alternative Minimum Tax)

    1,500,000   Mukilteo School District No. 6 of Snohomish County, Washington,     No Opt. Call          AAA              1,538,220
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12

      500,000   Edmonds School District No. 15 of Snohomish County, Washington,     No Opt. Call          AA-                546,765
                 Unlimited Tax General Obligation Bonds, Series 1994,
                 6.500%, 12/01/08

      980,000   Central Valley School District No.356 of Spokane County,            No Opt. Call          AAA                370,391
                 Washington, Unlimited Tax Deferred Interest General Obligation
                 Bonds, Series 1998B, 0.000%, 12/01/15

    1,675,000   Spokane Downtown Foundation, Parking Revenue Bonds,                  8/08 at 102         BBB-              1,480,449
                 Series 1998 (River Park Square Project), 5.600%, 8/01/19

    4,705,000   City of Tacoma, Washington, Sewer Revenue Refunding Bonds,          No Opt. Call          AAA              5,639,836
                 1994 Series B, 8.000%, 12/01/08

    1,000,000   University of Washington, Housing and Dining System Revenue         12/06 at 102          AAA                912,080
                 Refunding Bonds, Junior Lien Series 1996, 5.125%, 12/01/15

    2,000,000   State of Washington, General Obligation Bonds, Series 1994B,         5/04 at 100          AA+              2,004,280
                 6.000%, 5/01/19

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds,          8/04 at 102          AA-              1,060,220
                 Series 1993A (The Heart Institute of Spokane), 5.800%, 8/15/18

    1,250,000   Washington Health Care Facilities Authority, Revenue Bonds,          7/02 at 102          AAA              1,340,400
                 Refunding Series 1992 (Franciscan Health System/ St. Clare
                 Hospital, Tacoma), 6.625%, 7/01/20 (Pre-refunded to 7/01/02)

    2,000,000   Washington Health Care Facilities Authority, Revenue Bonds,         10/02 at 102          AAA              2,126,780
                 Series 1992 (The Children's Hospital and Medical Center,
                 Seattle), 6.125%, 10/01/13

    1,400,000   Washington Health Care Facilities Authority, Revenue Bonds,         11/02 at 102          AAA              1,498,056
                 Series 1992 (Swedish Hospital Medical Center, Seattle),
                 6.300%, 11/15/22 (Pre-refunded to 11/15/02)

      955,000   Washington State Housing Finance Commission, Multifamily             1/00 at 102          AAA                976,287
                 Mortgage Revenue Bonds (GNMA Mortgage Backed Securities
                 Program), Series 1989A, 7.700%, 7/01/32
                 (Alternative Minimum Tax)

    1,470,000   Washington State Housing Finance Commission, Single-Family          No Opt. Call          AAA              1,494,872
                 Mortgage Revenue Bonds (Mortgage Backed Securities Program),
                 Series 1992D-1, 6.150%, 1/01/26 (Alternative Minimum Tax)

    2,000,000   Washington Health Care Facilities Authority, Revenue Bonds,          8/08 at 102           AA              1,665,980
                 Series 1998 (Highline Community Hospital), 5.000%, 8/15/21

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds,          8/13 at 102          AAA                828,950
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

      470,000   Washington State Housing Finance Commission, Single Family           6/07 at 102          Aaa                470,987
                 Program Bonds, 1997 Series 2A, 6.050%, 12/01/16

                Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                Revenue Bonds, Series 1993A:
    4,500,000    5.750%, 7/01/13                                                     7/03 at 102          Aa1              4,476,465
    1,000,000    5.700%, 7/01/17                                                     7/03 at 102          AAA                970,780

    Principal                                                                      Optional Call                              Market
       Amount   Description                                                          Provisions*    Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

$  23,000,000   Washington Public Power Supply System (Bonneville), Nuclear          7/03 at 102          Aa1         $   21,385,170
                 Project No. 1 Refunding Revenue Bonds, Series 1993C,
                 5.375%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1992A:
    5,710,000    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                           7/02 at 102          Aaa              6,069,616
    1,540,000    6.250%, 7/01/12                                                     7/02 at 102          Aa1              1,605,850

    6,475,000   Washington Public Power Supply System, Nuclear Project No. 2        No Opt. Call          Aa1              7,239,762
                Refunding Revenue Bonds, Series 1990A, 7.250%, 7/01/06

   11,000,000   Washington Public Power Supply System, Nuclear Project No. 3        No Opt. Call          Aa1             12,298,220
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09

    3,700,000   Washington Public Power Supply System, Nuclear Project No. 3         7/08 at 102          Aa1              3,239,202
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18

    1,400,000   Washington State University, Housing and Dining System Revenue      10/04 at 101          AAA              1,434,464
                 and Refunding Bonds, Series 1994, 6.375%, 10/01/18

       65,000   Western Washington University, Housing and Dining System            10/02 at 101          AAA                 66,221
                 Revenue Bonds, Series 1992, 6.375%, 10/01/22

    1,000,000   Yakima-Tieton Irrigation District, Yakima County, Washington,        6/03 at 102          AAA              1,042,100
                 Refunding Revenue Bonds, Series 1992, 6.125%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.0%

       95,000   Wisconsin Housing and Economic Development Authority,                5/02 at 102           A1                 97,531
                 Home Improvement Revenue Bonds, 1992 Series A
                 7.000%, 5/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

$ 896,172,224   Total Investments - (cost $896,451,218) - 96.9%                                                          892,953,125
=============   --------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 1.8%

    2,000,000   Jackson County, Mississippi, Pollution Control Refunding                                  P-1              2,000,000
                 Revenue Bonds (Chevron U.S.A. Inc. Project), Series 1993,
                 Variable Rate Demand Bonds, 3.500%, 6/01/23+

    5,000,000   Long Island Power Authority (New York), Electric System Revenue                        VMIG-1              5,000,000
                 Bonds, Series 6 of 1998, Subordinate Lien, Variable Rate Demand
                 Obligations, 3.650%, 5/01/33+

    3,500,000   Orange County Sanitation District, Certificates of Participation,                      VMIG-1              3,500,000
                 Variable Rate Demand Bonds, 3.500%, 8/01/17+

    6,000,000   Sublette County, Adjustable Tender Pollution Control                                     A-1+              6,000,000
                 (Exxon Project), Variable Rate Demand Bonds,
                 3.550%, 7/01/17+ (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$  16,500,000   Total Short-Term Investments - (cost $16,500,000)                                                         16,500,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      12,487,604
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  921,940,729
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1999

                                                                              Premium Income    Premium Income 2    Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                $1,367,998,044        $920,728,695        $892,953,125
 Temporary investments in short-term municipal securities, at
   amortized cost, which approximates market value (note 1)                               --           9,000,000          16,500,000
 Receivables:
   Interest                                                                       27,451,026          17,506,970          18,615,442
   Investments sold                                                                4,644,152           5,577,688           1,100,000
 Other assets                                                                        153,195              62,319              81,705
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,400,246,417         952,875,672         929,250,272
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                     5,977,687           1,139,341           3,100,965
Payable for investments purchased                                                  5,209,401                  --                  --
Accrued expenses:
   Management fees (note 6)                                                          728,754             503,955             498,565
   Other                                                                              19,816             390,852             552,643
Preferred share dividends payable                                                    291,143             114,086             155,806
Common share dividends payable                                                     4,528,757           3,246,385           3,001,564
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           16,755,558           5,394,619           7,309,543
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $1,383,490,859        $947,481,053        $921,940,729
====================================================================================================================================
Preferred shares, at liquidation value                                        $  525,000,000        $347,000,000        $338,400,000
====================================================================================================================================
Preferred shares outstanding                                                          21,000              13,880              13,536
====================================================================================================================================
Common shares outstanding                                                         63,785,431          41,093,661          43,236,705
====================================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by Common
   shares outstanding)                                                        $        13.46        $      14.61        $      13.50
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1999

                                                                             Premium Income    Premium Income 2    Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                    $  80,686,409        $ 56,083,074        $ 52,169,072
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                          8,944,447           5,992,737           5,709,018
Preferred shares - auction fees                                                   1,219,006             749,998             781,685
Preferred shares - dividend disbursing agent fees                                    52,521              52,521              73,945
Shareholders' servicing agent fees and expenses                                     218,527              72,496             108,374
Custodian's fees and expenses                                                       186,805             132,845             142,903
Directors' fees and expenses (note 6)                                                12,972               9,052               8,738
Professional fees                                                                    22,372              21,112              21,017
Shareholders' reports - printing and mailing expenses                               321,636             210,166             211,040
Stock exchange listing fees                                                          54,582              35,449              35,511
Investor relations expense                                                          125,677              75,186              77,365
Other expenses                                                                       58,640              42,895              41,725
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                       11,217,185           7,394,457           7,211,321
   Custodian fee credit (note 1)                                                    (20,847)            (11,251)            (21,825)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                     11,196,338           7,383,206           7,189,496
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            69,490,071          48,699,868          44,979,576
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)            (3,286,652)            660,037           1,550,458
Change in net unrealized appreciation (depreciation) of investments            (130,843,202)        (61,112,453)        (66,400,219)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                               (134,129,854)        (60,452,416)        (64,849,761)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                         $ (64,639,783)       $(11,752,548)       $(19,870,185)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                          Premium Income                    Premium Income 2                  Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------
                                   Year Ended        Year Ended        Year Ended       Year Ended        Year Ended      Year Ended
                                    10/31/99          10/31/98          10/31/99         10/31/98          10/31/99        10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income          $   69,490,071    $   73,113,768      $ 48,699,868     $ 47,792,561     $ 44,979,576    $ 43,819,541
Net realized gain (loss)
  from investment
  transactions (notes 1 and 4)     (3,286,652)        5,695,107           660,037        2,300,084        1,550,458       4,094,161
Change in net unrealized
  appreciation (depreciation)
  of investments                 (130,843,202)       22,102,303       (61,112,453)      16,299,650      (66,400,219)     12,806,701
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from operations      (64,639,783)      100,911,178       (11,752,548)      66,392,295      (19,870,185)     60,720,403
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
 (note 1)
From undistributed net
 investment income:
  Common shareholders             (54,345,201)      (56,136,763)      (38,507,522)     (37,981,891)     (34,088,309)    (33,322,374)
  Preferred shareholders          (15,095,799)      (16,253,788)       (9,888,106)      (9,776,494)      (9,968,342)    (10,741,953)
From accumulated net realized
 gains from investment
 transactions:
  Common shareholders              (4,324,653)       (3,623,618)       (1,832,537)      (3,704,032)              --              --
  Preferred shareholders           (1,245,222)         (801,154)         (465,930)        (896,110)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders  (75,010,875)      (76,815,323)      (50,694,095)     (52,358,527)     (44,056,651)    (44,064,327)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
 (note 2)
Common shares:
  Net proceeds from shares issued
    in acquisition of NPW (note 1)         --                --                --               --       32,550,416              --
  Net proceeds from shares issued
    to shareholders due to
    reinvestment of distributions          --                --         3,673,867        2,218,879          559,088         583,436
Preferred shares:
  Net proceeds from sale
    of shares                      49,386,100                --        46,413,934               --       12,754,386              --
  Net proceeds from shares
    issued in acquisition
    of NPW (note 1)                        --                --                --               --       17,000,000              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  capital share transactions       49,386,100                --        50,087,801        2,218,879       62,863,890         583,436
====================================================================================================================================
Net increase (decrease)
  in net assets                   (90,264,558)       24,095,855       (12,358,842)      16,252,647       (1,062,946)     17,239,512
Net assets at the
  beginning of year             1,473,755,417     1,449,659,562       959,839,895      943,587,248      923,003,675     905,764,163
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year  $1,383,490,859    $1,473,755,417      $947,481,053     $959,839,895     $921,940,729    $923,003,675
====================================================================================================================================
Balance of undistributed net
   investment income at the
   end of year                 $    1,528,690    $    1,479,619      $  2,414,732     $  2,110,492      $ 2,151,560     $ 1,228,635
====================================================================================================================================


                                 See accompanying notes to financial statements.


Notes to Financial Statements


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

On September 9, 1999, NPT acquired all of the net assets of Nuveen Washington Premium Income Municipal Fund (NPW) pursuant to a plan of reorganization approved by the common shareholders of NPW and the preferred shareholders of NPT and NPW on August 17, 1999. The acquisition was accomplished by a tax-free exchange of 2,351,909 common shares of NPT for the 2,320,051 common shares of NPW outstanding on September 9, 1999. NPW's net assets at that date of $49,550,416 included $1,045,588 of net unrealized appreciation and $17,000,000 of preferred shares at liquidation value which were combined with that of NPT. The combined net assets of NPT immediately after the acquisition were $936,836,305.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1999, Premium Income had an outstanding delayed delivery purchase commitment of $5,209,401. There were no such outstanding purchase commitments in Premium Income 2 and Premium Income 4.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                         Premium      Premium     Premium
                                          Income     Income 2     Income 4
--------------------------------------------------------------------------------
Number of Shares:
   Series M                                3,800        2,000        2,200
   Series M2                               2,000           --           --
   Series T                                3,800        3,000        2,000
   Series T2                                  --           --        1,328
   Series W                                3,800        2,000        1,680
   Series W2                                  --           --          520
   Series Th                               3,800        3,000        2,680
   Series F                                3,800        2,000        1,800
   Series F2                                  --        1,880        1,328
--------------------------------------------------------------------------------
Total                                     21,000       13,880       13,536
================================================================================
Effective May 21, 1999, Premium Income issued 2,000 Series M2 $25,000 stated value Preferred shares.

Effective May 28, 1999, Premium Income 2 issued 1,880 Series F2 $25,000 stated value Preferred shares.

Effective June 18, 1999, Premium Income 4 issued 520 Series W2 $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                             Premium Income          Premium Income 2
-----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                         10/31/99     10/31/98     10/31/99      10/31/98
-----------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued to shareholders due to
     reinvestment of distributions                              --           --      225,414       137,128
-----------------------------------------------------------------------------------------------------------
                                                                --           --      225,414       137,128
===========================================================================================================
Preferred shares sold                                        2,000           --        1,880            --
===========================================================================================================
                                                                                     Premium Income 4
-----------------------------------------------------------------------------------------------------------
                                                                                  Year Ended    Year Ended
                                                                                   10/31/99      10/31/98
-----------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued in acquisition of NPW                                             2,351,909            --
   Shares issued to shareholders due to
     reinvestment of distributions                                                    37,115        39,216
-----------------------------------------------------------------------------------------------------------
                                                                                   2,389,024        39,216
===========================================================================================================
Preferred shares sold                                                                    520            --
===========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1999, to shareholders of record on November 15, 1999, as follows:

                                                                        Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
-----------------------------------------------------------------------------------------------------------
Dividend per share                                                       $.0710       $.0790        $.0695
===========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 1999, were as follows:

                                                                     Premium       Premium        Premium
                                                                      Income      Income 2       Income 4
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                               $263,279,163   $80,591,250   $134,656,344
   Long-term municipal securities
     acquired in the acquisition of NPW                                   --            --     46,971,333
   Short-term municipal securities                               146,250,000    51,800,000     41,200,000
Sales and maturities:
   Long-term municipal securities                                207,928,617    45,901,543    129,703,785
   Short-term municipal securities                               148,250,000    43,600,000     26,700,000
=========================================================================================================


At October 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                     Premium       Premium        Premium
                                                                      Income      Income 2       Income 4
---------------------------------------------------------------------------------------------------------
                                                              $1,409,841,124  $903,449,882   $912,956,496
=========================================================================================================

At October 31, 1999, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                   Premium        Premium
                                                                                    Income       Income 4
----------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                            $    --    $ 6,769,037
   2003                                                                                 --      5,281,759
   2004                                                                                 --             --
   2005                                                                                 --             --
   2006                                                                                 --             --
   2007                                                                          3,163,437             --
----------------------------------------------------------------------------------------------------------
Total                                                                           $3,163,437    $12,050,796
===========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 1999, were as follows:

                                                                     Premium       Premium         Premium
                                                                      Income      Income 2        Income 4
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                  $17,254,626  $ 43,666,001    $ 20,801,357
   depreciation                                                  (59,097,706)  (17,387,188)    (24,304,728)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                      $(41,843,080) $ 26,278,813    $ (3,503,371)
==========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                                                    Management Fee
----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                     .6500 of 1%
For the next $125 million                                                                      .6375 of 1
For the next $250 million                                                                      .6250 of 1
For the next $500 million                                                                      .6125 of 1
For the next $1 billion                                                                        .6000 of 1
For net assets over $2 billion                                                                 .5875 of 1
==========================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 1999, net assets consisted of:

                                                                        Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
  at liquidation value                                           $  525,000,000 $347,000,000 $338,400,000
Common shares, $.01 par value per share                                 637,854      410,937      432,367
Paid-in surplus                                                     901,330,832  570,717,420  596,510,969
Balance of undistributed net investment income                        1,528,690    2,414,732    2,151,560
Accumulated net realized gain (loss) from
  investment transactions                                            (3,165,373)     287,876  (12,056,074)
Net unrealized appreciation (depreciation) of investments           (41,841,144)  26,650,088   (3,498,093)
---------------------------------------------------------------------------------------------------------
Net assets                                                       $1,383,490,859 $947,481,053 $921,940,729
=========================================================================================================
Authorized shares:
   Common                                                            200,000,000 200,000,000  200,000,000
   Preferred                                                           1,000,000   1,000,000    1,000,000
=========================================================================================================

8. Investment Composition
At October 31, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                         Premium       Premium      Premium
                                          Income      Income 2     Income 4
---------------------------------------------------------------------------

Education and Civic Organizations              6%            3%          4%
Health Care                                    8             6          13
Housing/Multifamily                            1             7          14
Housing/Single Family                         12            10           5
Tax Obligation/General                        14            18          11
Tax Obligation/Limited                        13             7           7
Transportation                                10             5           7
U.S. Guaranteed                               10            33          13
Utilities                                     21            10          18
Water and Sewer                                4             1           7
Other                                          1            --           1
---------------------------------------------------------------------------
                                             100%          100%        100%
===========================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (52% for Premium Income, 54% for Premium Income 2 and 40% for Premium Income 4). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights

         Financial Highlights

         Selected data for a Common share outstanding throughout each year:
                                             Investment Operations
                                  -------------------------------------
                                                          Net
                                                    Realized/
                    Beginning            Net        Unrealized
                    Net Asset     Investment       Investment
                        Value         Income       Gain (Loss)    Total
                    ---------------------------------------------------
Premium Income
Year Ended 10/31:
        1999           $15.66          $1.09           $(2.10)    $1.01
        1998            15.28           1.15              .43      1.58
        1997            14.96           1.14              .37      1.51
        1996            15.11           1.16             (.09)     1.07
        1995            14.14           1.24             1.01      2.25
Premium Income 2
Year Ended 10/31:
        1999            16.15           1.18            (1.48)     (.30)
        1998            15.80           1.17              .46      1.63
        1997            15.16           1.18              .65      1.83
        1996            14.89           1.19              .27      1.46
        1995            13.03           1.20             1.88      3.08
Premium Income 4
Year Ended 10/31:
        1999            15.05           1.09            (1.56)     (.47)
        1998            14.64           1.07              .42      1.49
        1997            14.07           1.08              .58      1.66
        1996            13.87           1.10              .19      1.29
        1995            12.09           1.10             1.81      2.91
=======================================================================

                                                  Less Distributions
                        ------------------------------------------------------------------
                                 Net           Net
                          Investment    Investment        Capital        Capital
                              Income        Income          Gains          Gains
                           To Common  To Preferred      To Common   To Preferred
                        Shareholders  Shareholders+  Shareholders   Shareholders+    Total
                        ------------------------------------------------------------------
Premium Income
Year Ended 10/31:
        1999                  $ (.85)        $(.24)         $(.07)         $(.02)  $(1.18)
        1998                    (.88)         (.25)          (.06)          (.01)   (1.20)
        1997                    (.94)         (.20)          (.03)            --    (1.17)
        1996                    (.97)         (.20)          (.05)            --    (1.22)
        1995                   (1.06)         (.22)            --             --    (1.28)
Premium Income 2
Year Ended 10/31:
        1999                    (.94)         (.24)          (.04)          (.01)   (1.23)
        1998                    (.93)         (.24)          (.09)          (.02)   (1.28)
        1997                    (.93)         (.26)            --             --    (1.19)
        1996                    (.93)         (.26)            --             --    (1.19)
        1995                    (.92)         (.30)            --             --    (1.22)
Premium Income 4
Year Ended 10/31:
        1999                    (.83)         (.24)            --             --    (1.07)
        1998                    (.82)         (.26)            --             --    (1.08)
        1997                    (.82)         (.27)            --             --    (1.09)
        1996                    (.82)         (.27)            --             --    (1.09)
        1995                    (.84)         (.29)            --             --    (1.13)
=========================================================================================


                                                                        Total Returns
                                                                      ------------------
                           Organization
                           and Offering
                                  Costs                                            Based
                          and Preferred     Ending                     Based          on
                                  Share        Net          Ending        on         Net
                           Underwriting      Asset          Market    Market       Asset
                              Discounts      Value           Value     Value*      Value*
                          --------------------------------------------------------------
Premium Income
Year Ended 10/31:
        1999                     $(.01)     $13.46        $12.2500    (14.03)%     (8.59)%
        1998                        --       15.66         15.1875     10.60        8.86
        1997                      (.02)      15.28         14.6250      7.81        8.89
        1996                        --       14.96         14.5000      8.24        5.92
        1995                        --       15.11         14.3750     16.88       14.84
Premium Income 2
Year Ended 10/31:
        1999                      (.01)      14.61         14.5000     (8.59)      (3.66)
        1998                        --       16.15         16.8750     15.98        8.93
        1997                        --       15.80         15.5000     16.76       10.72
        1996                        --       15.16         14.1250     14.94        8.28
        1995                        --       14.89         13.1250     24.22       22.06
Premium Income 4
Year Ended 10/31:
        1999                      (.01)      13.50         12.7500     (8.77)      (5.03)
        1998                        --       15.05         14.8125     14.54        8.58
        1997                        --       14.64         13.6875     14.70       10.20
        1996                        --       14.07         12.6875     11.57        7.53
        1995                        --       13.87         12.1250     21.32       22.41
========================================================================================


                                                     Ratios/Supplemental Data
                                    -------------------------------------------------------
                                                   Before Credit/Reimbursement
                                    ------------------------------------------------------
                                                    Ratio of Net              Ratio of Net
                                     Ratio of     Investment        Ratio of    Investment
                                     Expenses         Income        Expenses        Income
                                   to Average     to Average      to Average    to Average
                          Ending   Net Assets     Net Assets           Total         Total
                             Net   Applicable     Applicable      Net Assets    Net Assets
                          Asset     to Common      to Common       Including     Including
                            (000)      Shares++       Shares++     Preferred++   Preferred++
                      --------------------------------------------------------------------
Premium Income
Year Ended 10/31:
        1999          $1,383,491         1.18%          7.28%            .77%         4.79%
        1998           1,473,755         1.14           7.41             .77          5.00
        1997           1,449,660         1.05           7.58             .76          5.51
        1996           1,304,192         1.03           7.76             .75          5.67
        1995           1,313,673         1.05           8.42             .76          6.13
Premium Income 2
Year Ended 10/31:
        1999             947,481         1.15           7.60             .77          5.07
        1998             959,840         1.13           7.35             .77          5.03
        1997             943,587         1.14           7.73             .77          5.23
        1996             917,603         1.15           7.97             .77          5.34
        1995             906,547         1.17           8.54             .77          5.60
Premium Income 4
Year Ended 10/31:
        1999             921,941         1.20           7.51             .79          4.92
        1998             923,004         1.19           7.23             .79          4.79
        1997             905,764         1.21           7.62             .79          4.98
        1996             882,563         1.22           7.89             .79          5.11
        1995             874,337         1.27           8.44             .80          5.35
==========================================================================================


                                         After Credit/Reimbursement**
                      ------------------------------------------------------------
                                     Ratio of Net                     Ratio of Net
                        Ratio of       Investment       Ratio of        Investment
                        Expenses           Income       Expenses            Income
                      to Average       to Average     to Average        to Average
                      Net Assets       Net Assets          Total             Total
                      Applicable       Applicable     Net Assets        Net Assets   Portfolio
                       to Common        to Common      Including         Including    Turnover
                          Shares++         Shares++    Preferred++       Preferred++      Rate
                      ------------------------------------------------------------------------
Premium Income
Year Ended 10/31:
        1999                1.17%            7.29%           .77%             4.79%         15%
        1998                1.14             7.41            .77              5.00          19
        1997                1.05             7.58            .76              5.51          10
        1996                1.03             7.76            .75              5.67          16
        1995                1.05             8.42            .76              6.13          12
Premium Income 2
Year Ended 10/31:
        1999                1.15             7.60            .77              5.07           5
        1998                1.13             7.35            .77              5.03           7
        1997                1.14             7.73            .77              5.23          19
        1996                1.15             7.97            .77              5.34          24
        1995                1.17             8.54            .77              5.60          27
Premium Income 4
Year Ended 10/31:
        1999                1.20             7.51            .79              4.92          14
        1998                1.19             7.23            .79              4.79          21
        1997                1.21             7.62            .79              4.98          26
        1996                1.22             7.89            .79              5.11          20
        1995                1.27             8.44            .80              5.35          32
==============================================================================================

* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement where applicable
     (notes 1 and 6).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at
(800) 257-8787.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.


INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



LOGO:
NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



                                                                     FAN-5-10-99